Registration No. 811-21908

As filed with the Securities and Exchange Commission on August 23, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
----------------------------------
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No. 1	[ X ]
Post-Effective Amendment No.	[ ]
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 1	[ X ]

(Check appropriate box or boxes.)

The Blue Fund Group
-------------------------------
(Exact name of Registrant as Specified in Charter)

590 Madison Avenue
21st Floor
New York, NY 10022
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(Address of Principal Executive Office)

212-521-4477
------------------
(Registrant’s Telephone Number, including Area Code)

Jeffrey A. Clopeck, Esq.
Day, Berry and Howard LLP
One International Place
Boston, Massachusetts 02110
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(Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: As soon as practicable following effective date.

Registrant declares that it is registering an indefinite number or amount of its securities by this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall became effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Subject to Completion

Preliminary Prospectus dated August 23, 2006

THE BLUE FUND GROUP

THE BLUE LARGE CAP FUND
THE BLUE SMALL CAP FUND

PROSPECTUS

Subject to completion. Information contained herein is subject to completion or amendment. A registration statement regarding to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

The Blue Fund Group (the “Trust”) is comprised of distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus offers shares of The Blue Large Cap Fund and The Blue Small Cap Fund (each a “Fund,” and together, the “Funds”), each a diversified, open-end, no-load domestic equity mutual fund. Each Fund is a separate series of the Trust. The Blue Large Cap Fund invests in a diversified portfolio of the domestic equity securities of “blue” companies, selected in accordance with the Investment Adviser’s proprietary Blue Large Cap Index. The Blue Large Cap Index is a market-cap weighted portfolio of all companies in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500®) that both “act blue” and “give blue.” The Blue Small Cap Fund invests in a diversified portfolio of the domestic equity securities of “blue” companies, selected in accordance with the Investment Adviser’s proprietary Blue Small Cap Index (with the Blue Large Cap Index, each a “Blue Index,” and together, the “Blue Indices”). The Blue Small Cap Index is a market-cap weighted portfolio of all companies in the Russell 2000® Index that both “act blue” and “give blue.” That is to say, the companies in the Blue Indices both (1) engage in business practices consistent with progressive values, which we define to include environmental sustainability, responsible corporate governance, active community participation, avoidance of products that cause great social harm, including tobacco and firearms, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad, and (2) give the majority of their political contributions to Democratic candidates. Political contributions here include those made by companies and by their top three senior executive officers, whether directly to candidates or through political action committees or Party organizations.

The Blue Large Cap Fund invests in blue companies in the S&P 500® in proportion to their weighting in the S&P 500®, subject to requirements regarding concentration of assets of diversified funds. The S&P 500® is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. The companies included in the S&P 500® comprise over 70% of the total market value of all stocks traded in the United States. Each company’s stock is weighted by its market value relative to the total market value of all securities in the S&P 500®. As of July 31, 2006, the market capitalizations of companies in the S&P 500® Index ranged from $500 million to $410 billion. At least 80% of the securities held by The Blue Large Cap Fund will be in companies with market capitalizations in excess of $5 billion. The Blue Large Cap Index is calculated and certified by Standard & Poor’s Index Solutions, an affiliate of Standard & Poor’s Rating Services.

The Blue Small Cap Fund invests in blue companies in the Russell 2000® in proportion to their weighting in the Russell 2000®, subject to requirements regarding concentration of assets of diversified funds. The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. As of July 31, 2006, the market capitalizations of companies in the Russell 2000® Index ranged from $95 million to $2.5 billion. The Russell 3000® Index measures the performance of the 3000 largest U.S. companies based on total market capitalization of the companies in which represents approximately 98% of the investable U.S. equity market. As of July 31, 2006, the Russell 3000® Index had a total market capitalization range of approximately $95 million to $410 billion. The Blue Small Cap Index is calculated by Blue Investment Management, LLC.

Blue Investment Management, LLC is the Investment Adviser for the Funds.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500” and “S&P 500®” are registered trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Blue Large Cap Fund. The Blue Large Cap Fund is not sponsored, endorsed, sold or promoted by Standard and Poor’s, and Standard and Poor’s makes no representation regarding the advisability of investing in The Blue Large Cap Fund.

“Russell,” “Russell 2000®,” “Russell 2000®,” “Russell 3000®” and “Russell 3000® Index” are registered trademarks of Frank Russell Company.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.

The Blue Fund Group
590 Madison Avenue
21st Floor
New York, New York 10022
(212) 521-4477

The date of this prospectus is August 23, 2006

The Blue Fund Group

Notice of Privacy Policy & Practices

The Blue Fund Group recognizes and respects the privacy expectations of our customers1 . We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with The Blue Fund Group.

Collection of Customer Information
We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and The Blue Fund Group or service providers to The Blue Fund Group.

Disclosure of Customer Information
We may disclose all of the consumer information outlined above to third parties who are not affiliated with The Blue Fund Group:

•	as permitted by law - for example with service providers who maintain or service shareholder accounts for The Blue Fund Group or to a shareholder’s broker or agent;

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information
We require service providers to The Blue Fund Group:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of The Blue Fund Group; and

•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of The Blue Fund Group.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of The Blue Fund Group.

[THIS IS NOT PART OF THE PROSPECTUS]

1 For purposes of this notice, the terms “customer” or “customers” includes both individual shareholders of The Blue Fund Group and individuals who provide nonpublic personal information to The Blue Fund Group, but do not invest in The Blue Fund Group shares.

TABLE OF CONTENTS

THE FUNDS	1
The Blue Large Cap Fund	1
The Blue Small Cap Fund	5
MORE INFORMATION ABOUT THE FUNDS
Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings	9
The Investment Adviser	11
HOW TO BUY AND SELL SHARES	12
TAX CONSIDERATIONS	19
Distribution Fees	20
FINANCIAL HIGHLIGHTS	20
MISCELLANEOUS INFORMATION	20

THE FUNDS

The Blue Large Cap Fund

Investment Objective

Seeks to match the performance of The Blue Large Cap Index. The Blue Large Cap Index is a diversified benchmark constructed to measure the performance of blue companies in the S&P 500. It is not possible to invest directly in an index. You could lose money on your investment in the fund, or the fund could underperform for any of the reasons disclosed in this Prospectus.

Principal Investment Strategies

The Blue Large Cap Fund is a diversified, open-end, no-load, domestic equity mutual fund. By investing in The Blue Large Cap Fund, individuals and institutions can put their capital to work for a progressive America. We define “progressive” herein to include values such as environmental sustainability, responsible corporate governance, active community participation, avoidance of products that cause great social harm, including tobacco and firearms, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad. These values are more fully described beginning on page 10 under the section entitled “Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings”. Building on the tradition of socially responsible investment, The Blue Large Cap Fund and The Blue Small Cap Fund are, to our knowledge, the first politically focused funds. The Blue Large Cap Fund invests in a diversified portfolio of the domestic equity securities of blue companies, selected in accordance with our Investment Adviser’s Blue Large Cap Index.

Blue Investment Management, LLC, our Investment Adviser, created the “Blue Large Cap Index,” - a market-cap weighted index of all companies in the S&P 500® that both “act blue” and “give blue.” That is to say, The Blue Large Cap Fund invests in the equity securities of companies in the S&P 500® that support the progressive cause both (1) by engaging in business practices consistent with progressive values, including environmental sustainability, responsible corporate governance, active community participation, avoidance of products that cause great social harm, including tobacco and firearms, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad, and (2) by giving the majority of their political contributions to Democratic candidates. Political contributions here include those made by companies and by their top three senior executive officers, whether directly to candidates or through political action committees or Party organizations. All companies included in the S&P 500® that both “act blue” and “give blue” are included in the Blue Large Cap Index. No companies not in the S&P 500® are included in the Blue Large Cap Index. Companies are represented in the Blue Large Cap Index in proportion to their relative market capitalization, subject to regulatory caps on the concentration of securities of any one issuer owned by a diversified fund. The Investment Adviser does not evaluate the blue companies based on their stock performance or other financial factors.

As of July 31, 2006, the market capitalizations of companies in the S&P 500 Index ranged from $500 million to $410 billion. At least 80% of the securities held by The Blue Large Cap Fund will be in companies with market capitalizations in excess of $5 billion.

The Blue Large Cap Index currently consists of approximately 75 companies out of the S&P 500® companies. The Blue Large Cap Fund normally invests at least 95% of its total assets in common stock of blue companies included in the S&P 500®. By investing in these approximately 75 blue companies, The Blue Large Cap Fund currently invests broadly across the geographic regions of the United States and across business sectors. The Blue Large Cap Fund is classified as a “diversified” company, and, as such, at least 75% of the value of its total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities as to which the securities of any one issuer cannot represent an amount greater in value than five per cent of the value of the total assets of The Blue Large Cap Fund or more than ten per cent of the outstanding voting securities of such issuer. Standard & Poor’s Index Solutions will adjust the weighting given to companies in the Blue Large Cap Index to ensure that The Blue Large Cap Fund continues to be qualified as a diversified company under these standards. Therefore, the relative weighting of companies included in the Blue Large Cap Index may not match the relative weighting in the S&P 500®.

1

Principal Investment Risks

You May Lose Some or all Your Money

An investment in The Blue Large Cap Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell The Blue Large Cap Fund’s shares, they may be worth less than what you paid for them because the value of The Blue Large Cap Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the multitude of factors affecting the prices of the securities in which The Blue Large Cap Fund invests on a day-to-day basis. You should consider your own investment goals, time horizon, and risk tolerance before investing in The Blue Large Cap Fund.

The Fund May Not Perform as Well as Non-Politically Focused Funds

The Blue Large Cap Fund, in supporting progressive values and investing in blue companies, has another goal in addition to economic success. This social policy could cause The Blue Large Cap Fund to underperform other index funds that do not have a social policy. Among the reasons for this are:

•	stocks that do not meet the criteria of the Blue Large Cap Index could outperform those that do
•	economic or political changes could make certain companies less attractive for investment
•	the social policies of The Blue Large Cap Fund could cause The Blue Large Cap Fund to sell or avoid stocks that subsequently perform well.

Investing in Common Stocks is Risky

The Blue Large Cap Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. Those risks include the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services. You should be aware that the value of a company’s share price might decline as a result of poor decisions made by management or lower demand for the company’s products or services, or for no readily apparent reason at all. In addition, a company’s share price may also decline if its earnings or revenues fall short of marketplace expectations.

There are overall stock market risks that may also affect the value of The Blue Large Cap Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may decrease more than the stock markets in general.

Because The Blue Large Cap Fund will invest in all S&P 500® companies that “act blue” and “give blue,” the Fund may invest up to 20% of its assets in midsize cap and smaller capitalized companies (defined as companies that have a market capitalization under $5 billion).

2

Midsize company risk. Midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

Smaller company risk. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

The Fund Will Continue to Invest in Companies in the Blue Large Cap Index Regardless of Performance

The Blue Large Cap Fund uses an indexing strategy - the Blue Large Cap Index - in selecting the equity securities comprising The Blue Large Cap Fund’s portfolio. The Fund will continue to invest in the Blue Large Cap Index, regardless of how the Blue Large Cap Index is performing. The Fund will not shift its investments in order to defend against a falling or stagnant stock or stock market. If the Blue Large Cap Index is more heavily weighted in a single industry or sector, the Fund will be similarly invested in that industry or sector, and as a result can be affected more positively or negatively by developments in that industry or sector than would be another investment partnership or fund whose investments are not restricted to securities in the Blue Large Cap Index. Also, the Fund’s ability to match the performance of the Blue Large Cap Index may be affected by a number of factors, including without limitation the Fund’s operating expenses and transaction costs, inflows and outflows of cash from the Fund, and imperfect correlation between the Fund’s holdings and those in the Blue Large Cap Index.

High Portfolio Turnover May Lower Performance, Increase Costs and Negative Tax Consequences

The Blue Large Cap Fund may sell portfolio securities without regard to the length of time they have been held if such companies no longer meet the criteria to be included in the Blue Large Cap Index. Additionally, the Fund will sell portfolio securities if a company is no longer included in the S&P 500®. High portfolio turnover rates may lower performance due to increased costs and may also result in the realization of capital gains, resulting in negative tax consequences to shareholders.

The Fund May Inadvertently Invest in a Non-Blue Company

Because The Blue Large Cap Fund may not become immediately aware of changes in a company’s management, political contributions or values, the Fund may continue to hold a security of a company that no longer meets the requirements to be included in the Blue Large Cap Index for a period of time, up to a maximum of 90 days, before the Blue Large Cap Index is updated.

The Investment Adviser’s Limited History May Increase the Risk of Investing in the Fund

The Blue Large Cap Fund’s Investment Adviser is a newly formed company that was organized in Delaware on February 7, 2006, and has very limited operating history upon which prospective investors in the Fund can evaluate its likely performance, which may result in additional risk to the Fund. Similarly, the Fund is a newly-formed entity and has no actual investment track record.

The Fund is Dependent on the Services of its Portfolio Manager

If the Portfolio Manager were to become unable to participate in the management of the Fund and the Investment Adviser, the consequences to the Fund could be material and adverse.

Conflicts of Interest

The Investment Adviser will be subject to a variety of conflicts of interest in making investments on behalf of the Fund. The Statement of Additional Information provides additional information about the Investment Adviser's other activities.

3

Past Performance History

Because The Blue Large Cap Fund is a new fund without a prior operating history, a performance bar chart and table describing the Fund’s annual performance and comparing that performance to an appropriate broad market index is not yet available.

Fees and Expenses of The Blue Large Cap Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of The Blue Large Cap Fund.

Shareholder Fees (fees paid directly from your investment)

Management Fees (1)	1.00%
Distribution and/or Service (12b-1) Fees (2)	0.25%
Other Expenses (3)	0.25%
Total Annual Fund Operating Expenses	1.50%

1. Management fees are paid for investment advisory and portfolio management services to The Blue Large Cap Fund as provided under a written investment advisory agreement between the Trust and the Fund’s Investment Adviser, Blue Investment Management, LLC. The Investment Adviser has agreed, in a separate Fee Waiver and Expense Limitation Agreement, to waive a portion of its fee for the first five years of operation of The Blue Large Cap Fund to the extent necessary to cap overall expenses of The Blue Large Cap Fund at 1.50%. Under certain circumstances, the Investment Adviser will be reimbursed for expenses paid by the Investment Adviser in prior years. See discussion under "The Investment Adviser" beginning on page 11. Thereafter, the agreement renews for successive one year terms unless the Investment Adviser gives six months’ notice to the Trust.

2. 12b-1 fees are ongoing fees charged to The Blue Large Cap Fund for the purpose of paying for qualifying shareholders servicing and/or distribution activities. You should be aware that if you hold your shares for a substantial period of time after purchase, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of Distribution (12b-1) fees.

3. Other Expenses include fees paid to the Trust’s custodian, transfer agent, administrator, accountants, lawyers and other service providers. Because this is a new fund, “Other Expenses” are based on estimated amounts for The Blue Large Cap Fund’s initial fiscal year and are good faith estimates based on the assumption that The Blue Large Cap Fund has assets of at least $100 million and an estimated $250,000 in other expenses.

Example

This Example is intended to help you compare the cost of investing in The Blue Large Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in The Blue Large Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that The Blue Large Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$150
Three Years	$466

Since the Blue Large Cap Fund does not impose any redemption fees, the figures shown would be the same whether or not you redeemed your shares at the end of each period.

4

The Blue Small Cap Fund

Investment Objective

Seeks to match the performance of The Blue Small Cap Index. The Blue Small Cap Index is a diversified benchmark constructed to measure the performance of blue companies in the Russell 2000®. It is not possible to invest directly in an index. You could lose money on your investment in the fund, or the fund could underperform for any of the reasons disclosed in this prospectus.

Principal Investment Strategies

The Blue Small Cap Fund is a diversified, open-end, no-load, domestic equity mutual fund. By investing in The Blue Small Cap Fund, individuals and institutions can put their capital to work for a progressive America. We define “progressive” herein to include values such as environmental sustainability, responsible corporate governance, active community participation, avoidance of products that cause great social harm, including tobacco and firearms, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad. These values are more fully described beginning on page 10 under the section entitled “Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings”. Building on the tradition of socially responsible investment, The Blue Large Cap Fund and The Blue Small Cap Fund are, to our knowledge, the first politically focused funds. The Blue Small Cap Fund invests in a diversified portfolio of the domestic equity securities of blue companies, selected in accordance with our Investment Adviser’s Blue Small Cap Index.

The Investment Adviser, created the “Blue Small Cap Index,” a market-cap weighted index of all companies in the Russell 2000® that both “act blue” and “give blue.” That is to say, The Blue Small Cap Fund invests in the equity securities of companies in the Russell 2000® that support the progressive cause both (1) by engaging in business practices consistent with progressive values, including environmental sustainability, responsible corporate governance, active community participation, avoidance of products that cause great social harm, including tobacco and firearms, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad, and (2) by giving the majority of their political contributions to Democratic candidates. Political contributions here include those made by companies and by their top three senior executive officers, whether directly to candidates or through political action committees or Party organizations. All companies included in the Russell 2000® that both “give blue” and “act blue” are included in the Blue Small Cap Index. No companies not in the Russell 2000® are included in the Blue Small Cap Index. Companies are represented in the Blue Small Cap Index in proportion to their relative market capitalization, subject to regulatory caps on the concentration of securities of any one issuer owned by a diversified fund. The Investment Adviser does not evaluate the blue companies based on their stock performance or other financial factors.

As of July 31, 2006, the market capitalizations of companies in the Russell 2000® Index ranged from $95 million to $2.5 billion.

The Blue Small Cap Index currently consists of approximately 450 companies out of the Russell 2000® companies. The Blue Small Cap Fund normally invests at least 95% of its total assets in common stock of blue companies included in the Russell 2000®. By investing in these approximately 450 blue companies, The Blue Small Cap Fund currently invests broadly across the geographic regions of the United States and across business sectors. The Blue Small Cap Fund is classified as a “diversified” company, and, as such, at least 75% of the value of its total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities as to which the securities of any one issuer cannot represent an amount greater in value than five per cent of the value of the total assets of the Fund or more than ten per cent of the outstanding voting securities of such issuer. Blue Investment Management, LLC will adjust the weighting given to companies in the Blue Small Cap Index to ensure that The Blue Small Cap Fund continues to be qualified as a diversified company under these standards. Therefore, the relative weighting of companies included in the Blue Small Cap Index may not match the relative weighting in the Russell 2000®.

5

Principal Investment Risks

You May Lose Some or all Your Money

An investment in The Blue Small Cap Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell the Fund’s shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the multitude of factors affecting the prices of the securities in which a Fund invests on a day-to-day basis. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

The Blue Small Cap Fund May Not Perform as Well as Non-Politically Focused Funds

The Blue Small Cap Fund, in supporting progressive values and investing in blue companies, has another goal in addition to economic success. This social policy could cause the Fund to underperform other index funds that do not have a social policy. Among the reasons for this are:

•	stocks that do not meet the criteria of the Blue Small Cap Index could outperform those that do
•	economic or political changes could make certain companies less attractive for investment
•	the social policies of the Fund could cause the Fund to sell or avoid stocks that subsequently perform well.

Investing in Common Stocks is Risky

The Blue Small Cap Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. Those risks include the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services. You should be aware that the value of a company’s share price might decline as a result of poor decisions made by management or lower demand for the company’s products or services, or for no readily apparent reason at all. In addition, a company’s share price may also decline if its earnings or revenues fall short of marketplace expectations.

There are overall stock market risks that may also affect the value of The Blue Small Cap Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of The Blue Small Cap Fund’s investments may decrease more than the stock markets in general.

Because The Blue Small Cap Fund will invest in all Russell 2000® companies that “give blue” and “act blue,” such Fund will invest in midsize cap and smaller capitalized companies.

Midsize company risk. Midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.

6

Smaller company risk. Small companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

The Blue Small Cap Fund Will Continue to Invest in Companies in the Blue Small Cap Index Regardless of Performance

The Blue Small Cap Fund uses an indexing strategy - the Blue Small Cap Index - in selecting the equity securities comprising The Blue Small Cap Fund’s portfolio. The Fund will continue to invest in the Blue Small Cap Index, regardless of how the Blue Small Cap Index is performing. The Fund will not shift its investments in order to defend against a falling or stagnant stock or stock market. If the Blue Small Cap Index is more heavily weighted in a single industry or sector, the Fund will be similarly invested in that industry or sector, and as a result can be affected more positively or negatively by developments in that industry or sector than would be another investment partnership or fund whose investments are not restricted to securities in the Blue Small Cap Index. Also, the Fund’s ability to match the performance of the Blue Small Cap Index may be affected by a number of factors, including without limitation Fund operating expenses and transaction costs, inflows and outflows of cash from the Fund, and imperfect correlation between the Fund’s holdings and those in the Blue Small Cap Index.

High Portfolio Turnover May Lower Performance, Increase Costs and Negative Tax Consequences

The Blue Small Cap Fund may sell portfolio securities without regard to the length of time they have been held if such companies no longer meet the criteria to be included in the Blue Small Cap Index. Additionally, the Fund will sell portfolio securities if a company is no longer included in the Russell 2000®. High portfolio turnover rates may lower performance due to increased costs and may also result in the realization of capital gains, resulting in negative tax consequences to shareholders.

The Blue Small Cap Fund May Inadvertently Invest in a Non-Blue Company

Because The Blue Small Cap Fund may not become immediately aware of changes in a company’s management, political contributions or values, The Blue Small Cap Fund may continue to hold a security of a company that no longer meets the requirements to be included in the Blue Small Cap Index for a period of time, up to a maximum of 90 days, before the Blue Small Cap Index is updated.

The Investment Adviser’s Limited History May Increase the Risk of Investing in the Fund

The Blue Small Cap Fund’s Investment Adviser is a newly formed company that was organized in Delaware on February 7, 2006, and has very limited operating history upon which prospective investors in The Blue Small Cap Fund can evaluate its likely performance, which may result in additional risk to The Blue Small Cap Fund. Similarly, The Blue Small Cap Fund is a newly-formed entity and has no actual investment track record.

The Blue Small Cap Fund is Dependent on the Services of its Portfolio Manager

If the Portfolio Manager were to become unable to participate in the management of The Blue Small Cap Fund and the Investment Adviser, the consequences to The Blue Small Cap Fund could be material and adverse.

Conflicts of Interest

The Investment Adviser will be subject to a variety of conflicts of interest in making investments on behalf of The Blue Small Cap Fund. The Statement of Additional Information provides additional information about the Investment Adviser's other activities.

7

Past Performance History

Because The Blue Small Cap Fund is a new fund without a prior operating history, a performance bar chart and table describing the Fund’s annual performance and comparing that performance to an appropriate broad market index is not yet available.

Fees and Expenses of The Blue Small Cap Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of The Blue Small Cap Fund.

Shareholder Fees (fees paid directly from your investment)

Management Fees (1)	1.25%
Distribution and/or Service (12b-1) Fees (2)	0.25%
Other Expenses (3)	0.25%
Total Annual Fund Operating Expenses	1.75%

1. Management fees are paid for investment advisory and portfolio management services to The Blue Small Cap Fund as provided under a written investment advisory agreement between the Trust and the Fund’s Investment Adviser, Blue Investment Management, LLC. The Investment Adviser has agreed, in a separate Fee Waiver and Expense Limitation Agreement, to waive a portion of its fee for the first five years of operation of The Blue Small Cap Fund to the extent necessary to cap overall expenses of The Blue Small Cap Fund at 1.75%. Under certain circumstances, the Investment Adviser will be reimbursed for expenses paid by the Investment Adviser in prior years. See discussion under "The Investment Adviser" beginning on page 11. Thereafter, the agreement renews for successive one year terms unless the Investment Adviser gives six months’ notice to the Trust.

2. 12b-1 fees are ongoing fees charged to The Blue Small Cap Fund for the purpose of paying for qualifying shareholders servicing and/or distribution activities. You should be aware that if you hold your shares for a substantial period of time after purchase, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of Distribution (12b-1) fees.

3. Other Expenses include fees paid to the Trust’s custodian, transfer agent, administrator, accountants, lawyers and other service providers. Because this is a new fund, “Other Expenses” are based on estimated amounts for the Fund’s initial fiscal year and are good faith estimates based on the assumption that The Blue Small Cap Fund has assets of at least $100 million and an estimated $250,000 in other expenses.

Example

This Example is intended to help you compare the cost of investing in The Blue Small Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that The Blue Small Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$175
Three Years	$552

Since The Blue Small Cap Fund does not impose any redemption fees, the figures shown would be the same whether or not you redeemed your shares at the end of each period.

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Investment Objectives, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings of the Funds

The Blue Large Cap Fund's investment objective is to match the performance of the Blue Large Cap Index. The Blue Small Cap Fund's investment objective is to match the performance of the Blue Small Cap Index. These investment objectives are not fundamental policies of the Funds and may be changed without shareholder approval.

The Funds offer individuals and institutions a way to put their capital to work for a progressive America. The Funds invest only in companies whose business practices are consistent with core progressive values, which we define to include environmental sustainability, responsible corporate governance, active community participation, avoidance of products that cause great social harm (including tobacco and firearms), fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad. In addition, we invest only in companies that are net contributors to the Democratic Party.

Socially responsible investment has grown dramatically since the establishment of the first socially screened funds in the US three decades ago. Assets in US socially responsible mutual funds have risen by nearly 30% annually over the last decade, far outpacing the 9% growth rate of US investment assets taken as a whole.2  Today, the conscientious investor can choose among mutual funds focused on environmental sustainability, human rights, community involvement, corporate accountability, as well as niche funds focused on market segments defined by geography, religion or other social issues. Over this period, socially responsible investment companies have demonstrated that socially screened portfolios can generate returns similar to those of major indexes.3  Even more importantly, these funds have demonstrated that socially responsible investment works: more that two-thirds of all CEOs in a 2003 global survey agreed that corporate social responsibility is vital to the profitability of any company, a percentage that has risen dramatically in the last decade.4

And yet, the Democratic investor with a political conscience has until now had no opportunity to put investment dollars to work in a politically focused way. Despite the success of socially responsible investment, little effort has been made to publicize or influence corporate political behavior, which too often runs counter to progressive, democratic ideals. Indeed, Republican success has been partly attributable to the influence of large corporations, a largely invisible base of support which collectively contributed hundreds of millions of dollars to Republican campaigns over the last four election cycles - more than twice the amount contributed to Democratic campaigns.5  Companies that, together with their top three senior executives, have given at least 50% of their political contributions over the last four election cycles to Republican candidates and Republican political action committees, include Tyco (95% to Republicans), Exxon (94%), Halliburton (94%), Schwab (94%), Fedex (94%), Hershey’s (94%), Dell (93%), Wendy’s (93%), Circuit City (90%), Siebel Systems (87%), Kroger (87%), Safeco (87%), Goodyear (86%).

Investing in the Funds is a vote in favor of those companies that both “give blue” and “act blue” - companies, that is, that support the progressive cause by (1) making political contributions that consistently favor Democratic candidates and (2) engaging in business practices consistent with progressive values. All companies in the S&P 500® that pass both of these screens are included in a proprietary portfolio called the Blue Large Cap Index, owned and maintained by the Funds’
_______________
2 2005 Report on Socially Responsible Investing Trends in the United States.

3 A Halo for Angel Investors: A Portfolio of Investments in Socially Responsible Companies Can Generate Returns Similar to those of the S&P 500; McKinsey Quarterly, 2004 Number 1

4 Price Waterhouse Coopers Global CEO Survey, 2003

5 OpenSecrets.org

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Investment Adviser. This index is then calculated and certified by Standard & Poor’s Index Solutions, which ensures that the portfolio is market-cap weighted to the extent possible, consistent with The Blue Large Cap Fund’s status as a diversified fund. All companies in the Russell 2000® that pass both of these screens are included in a proprietary portfolio called the Blue Small Cap Index, owned and maintained by the Fund’s Investment Adviser. This index is then calculated by Blue Investment Management, LLC, which ensures that the portfolio is market-cap weighted to the extent possible, consistent with The Blue Small Cap Fund’s status as a diversified fund.

The Blue Large Cap Index and the Blue Small Cap Index portfolios include companies in nearly all major sectors of the economy, including financials, technology, consumer services, consumer goods, industrials, basic materials, utilities, telecoms, and healthcare.

The Blue Investment Management, LLC research team has uncovered all of the S&P 500® and Russell 2000® companies, like those above, that both “give blue” and “act blue.” All such companies are included in the Blue Indices.

To evaluate whether a company in the S&P 500® or Russell 2000® “gives blue”, the research team at Blue Investment Management, LLC monitors all political contributions made to candidates and political action committees or Party organizations by the top three senior executive officers affiliated with the S&P 500® or Russell 2000® company and by the S&P 500® or Russell 2000® company itself to political action committees or Party organizations.  Only those companies that have given, together with their top three senior executive officers, the majority of their political contributions to Democratic candidates and Democratic political action committees over the current and the preceding four election cycles are selected for a Blue Index. The research team at Blue Investment Management, LLC determines the top three senior executive officers at a company based in part on information supplied by Hoover’s, Inc. Blue Investment Management, LLC, is continually updating its database of political contributions, and refreshes each of the Blue Indices at least once per quarter. Additionally, the Investment Adviser confirms no less often than quarterly that there have been no recent changes in the senior executive officers of the companies included in the Blue Indices. Whenever the Investment Adviser becomes aware of a change in senior executive officers at a company included in a Blue Index, the research team at Blue Investment Management, LLC researches the political contributions by any new officers and determines whether the company continues to “give blue.” The Investment Adviser also continually checks companies that are added to the S&P 500® or Russell 2000® to determine whether they should be added to the appropriate Blue Index. Pursuant to the Investment Adviser’s arrangement with Standard & Poor’s Index Solutions, the Investment Adviser is notified whenever a company is added or dropped from the S&P 500®. The research team at the Investment Adviser then evaluates any newly-added companies and determines whether such company is a blue company and as such should be added to the appropriate Blue Index. Companies that are dropped from the S&P 500® or Russell 2000® are removed from the relevant Blue Index as quickly as possible, usually within one week of when the Investment Adviser is notified by Standard & Poor’s or determines independently that the company is no longer included in the S&P 500® or Russell 2000®.

To determine whether an S&P 500® or Russell 2000® company that “gives blue” also “acts blue,” that is to say, whether its business practices are consistent with the core progressive values, including environmental sustainability, responsible corporate governance, active community participation, avoidance of products that cause great social harm, including tobacco and firearms, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad, Blue Investment Management, LLC, has entered into a licensing agreement with KLD Research & Analytics, Inc. (“KLD”), an investment research firm that evaluates corporate business practices with respect to these and other ethical criteria. Pursuant to this arrangement, the Investment Adviser has access to certain screens created by KLD and chosen by the Investment Adviser to determine whether the company’s corporate behavior is consistent with core progressive values as we define them. Blue Investment Management, LLC, also has access to the data underlying these screens. Using this data, Blue Investment Management, LLC has designed research-driven software that offers the Investment Adviser weekly updates on whether the companies in the Blue Indices continue to behave in a way that is consistent with progressive values.

Companies will fail the Investment Adviser’s social screen for the following eight reasons (each of which is defined in more detail in the following paragraph): (1) it has three or more KLD “Employee Relations Concerns”; (2) it has three or more KLD “Environment Concerns”; (3) it has three or more KLD “Human Rights Concerns”; (4) it has three or more KLD “Community Concerns”; (5) it has three or more KLD “Corporate Governance Concerns”; (6) it has three or more KLD “Diversity Concerns”; (7) it is a manufacturer of firearms, owns or is owned by a firearms company, or is a firearms retailer (must derive over 15% of revenues from firearms sales); or (8) it is a manufacturer

10

or licenser of tobacco or products necessary for production of tobacco products, owns or is owned by a tobacco company, or is a major tobacco retailer (must derive over 15% of revenues from tobacco sales). These screens may be modified or enhanced from time to time by the Investment Adviser.

In evaluating “Employee Relations Concerns” Blue Investment Management, LLC has advised KLD to consider factors including union relations, employee health and safety, and employee retirement benefits. In evaluating “Environment Concerns” Blue Investment Management, LLC has advised KLD to consider factors including agricultural chemicals, climate change, hazardous waste, ozone depleting chemicals, regulatory problems, and substantial emissions. In evaluating “Human Rights Concerns” Blue Investment Management, LLC has advised KLD to consider factors including labor rights and relations with indigenous peoples. In evaluating “Community Concerns” Blue Investment Management, LLC has advised KLD to consider factors including investment controversies, negative economic impact on local communities, and tax disputes. In evaluating “Corporate Governance Concerns” Blue Investment Management, LLC has advised KLD to consider factors including compensation, ownership and related party transactions, political accountability, transparency, and accounting. In evaluating “Diversity Concerns” Blue Investment Management, LLC has advised KLD to consider factors including lack of representation.

The Funds’ investment programs entail substantial risks. Since market risks are inherent in all securities investments to varying degrees, there can be no assurance that the investment objectives of the Funds will be achieved. (See “Principal Investment Risks” beginning on page 2 for The Blue Large Cap Fund and page 6 for The Blue Small Cap Fund above.)

A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

The Investment Adviser

Blue Investment Management, LLC (the “Investment Adviser”), 590 Madison Avenue, 21st Floor, New York, New York 10022, serves as investment adviser to each Fund under a written agreement with the Trust. Each Fund’s initial shareholder approved the agreement shortly before the Funds commenced operations. The Investment Adviser is a Delaware limited liability company doing business and registered with the Securities and Exchange Commission (“SEC”) as an investment adviser.

The Investment Adviser is responsible for the overall investment operations of each Fund; it provides investment advisory services to the Funds and is primarily responsible to the Board for the conduct of the Funds’ investment activities. The Investment Adviser will prepare quarterly reports to the Board concerning the investment activities of each Fund (or more frequently if the Board requires). The Investment Adviser is responsible for ensuring that each Fund is managed in accordance with its investment objectives and restrictions, is responsible for reporting any deviations to the Board and for taking such corrective actions as the Board may direct.

For its services to The Blue Large Cap Fund, the Investment Adviser receives an investment advisory fee from The Blue Large Cap Fund at the annual rate of 1.00% of The Blue Large Cap Fund’s average daily net assets. The Investment Adviser has agreed to waive a portion of its fee for the first five years of operation of The Blue Large Cap Fund to the extent necessary to cap overall expenses of The Blue Large Cap Fund at 1.50%. The Blue Large Cap Fund has agreed to reimburse the Investment Adviser for Fund operational expenses paid by the Investment Adviser on behalf of the Fund. Such reimbursement shall be made only after payment by the Fund of current ordinary operation expenses and only within three years of the month the initial waiver or reimbursement took place. A discussion regarding the factors and considerations of the Board of Trustees in approving the Investment Management Agreement with the Investment Adviser can be found in the Funds’ annual or semi-annual report to shareholders and in the Funds’ Statement of Additional Information.

For its services to The Blue Small Cap Fund, the Investment Adviser receives an investment advisory fee from The Blue Small Cap Fund at the annual rate of 1.25% of The Blue Small Cap Fund’s average daily net assets. The Investment Adviser has agreed to waive a portion of its fee for the first five years of operation of The Blue Small Cap Fund to the extent necessary to cap overall expenses of The Blue Small Cap Fund at 1.75%. The Blue Small Cap Fund has agreed to reimburse the Investment Adviser for Fund operational expenses paid by the Investment Adviser on behalf of the Fund. Such reimbursement shall be made only after payment by the Fund of current ordinary operating expenses and only within three years of the month the initial waiver or reimbursement took place. A discussion regarding the factors and considerations of the Board of Trustees in approving the Investment Management Agreement with the Investment Adviser can be found in the Funds’ annual or semi-annual report to shareholders and in the Funds’ Statement of Additional Information.

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The Investment Adviser is a newly formed company with limited operating history. Although some of the members of the Investment Adviser have had experience in the money management field, the portfolio manager has not had primary responsibility for investing client funds. Accordingly, the Investment Adviser’s lack of direct management experience may result in additional risks to each Fund’s shareholders. The Investment Adviser will utilize the Blue Indices to select securities and will rely upon the criteria discussed starting at page 9. The Investment Adviser will rely on analysis performed by its own analysts and data provided by KLD Research & Analytics, Inc. The Blue Large Cap Index will be calculated and certified by Standard & Poor’s Index Solutions. The Blue Small Cap Index will be calculated by Blue Investment Management, LLC.

The Portfolio Manager

Daniel de Faro Adamson (the “Portfolio Manager”) is Chief Executive Officer of the Trust and the co-Founder, Chief Executive Officer and Manager of the Investment Adviser. He has been associated with the Investment Adviser since its inception in early 2006. For the three years prior to that, Mr. Adamson was an Engagement Manager in the financial services and technology groups at McKinsey & Company, the strategic consulting firm. Prior to McKinsey, for a period of more than one year, Mr. Adamson was a Senior Associate at Trireme Partners, a boutique New York private equity fund focused on technology investments, and prior to that, Mr. Adamson spent one year working at the Yale University Investments Office, which manages the University endowment. Mr. Adamson received a J.D. from the Yale Law School and an M. Phil. in Politics from Oxford University, where he studied as a Marshall Scholar. He graduated summa cum laude and Phi Beta Kappa from Yale University with a BA in Ethics, Politics, and Economics.

The Statement of Additional Information (SAI) provides additional information about the Portfolio Manager’s compensation, the Portfolio Manager’s ownership of securities in the Funds and information regarding other accounts managed by the Portfolio Manager. The Investment Adviser and the Portfolio Manager also manage investments for The Blue Fund L.P., a private investment partnership organized in March 2006, which also invests in blue companies determined in accordance with the Blue Large Cap Index.

HOW TO BUY AND SELL SHARES

How Shares are Priced Each Day

Shares of each Fund are offered at the share’s next calculated net asset value (“NAV”) after the order is placed. Each Fund’s per share NAV is calculated by taking the total value of such Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value =	Total Net Assets - Liabilities
-------------------------------
Number of Shares Outstanding

Each Fund’s NAV is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. All purchases, redemptions or reinvestments of a Fund’s shares will be priced at the next NAV calculated after your order is received in proper form by the Funds’ transfer agent, BISYS Fund Services Ohio, Inc. (the “Transfer Agent”). Your order must be placed with the Transfer Agent prior to the close of trading on the NYSE in order to be confirmed for that day’s NAV. Each Fund’s investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Investment Adviser, subject to the review and oversight of the Funds’ Board of Trustees. The Funds may use an independent pricing service to determine market value. In general, securities for which market quotations are not readily available include a security that is deemed “illiquid”, such as restricted securities that are not eligible for resale pursuant to Rule 144A, repurchase agreements or time deposits maturing in more than seven days, as well as other thinly traded securities, or securities whose primary trading market does not open for an entire trading day, securities whose value has been materially affected by a significant event, securities whose trading has

12

been suspended, whose price has become stale, or for which there is no currently available accurate price. Each Fund will use fair value pricing with respect to foreign securities when the closing price of such security on the foreign exchange or other principal market on which it is traded is not an accurate representation of value due to events that have occurred after the closing of the primary exchange and prior to the time of the NAV calculations. An example of such an event is a movement in the U.S. equity markets. Fair value pricing involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security and this could negatively affect such Fund’s NAV.

How To Invest

You may purchase and sell shares in either Fund directly, or through a financial intermediary such as a broker or investment adviser or other organization that provides record keeping and/or consulting services. If you invest in the fund through a financial intermediary, the financial intermediary may charge you a fee for this service. Additionally, your financial intermediary may be the shareholder of record for your shares. The Funds are not responsible for the obligations of the financial intermediary to you.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit card convenience checks, third party checks, traveler's checks or money orders will be accepted.  Additionally, bank starter checks are not allowed for the initial purchase into the Fund.  A ten dollar ($10.00) fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account, or other reasons. If a check does not clear your bank or a Fund is unable to debit your predesignated bank account on the day of purchase, each Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Each Fund (or its agent) has the authority to redeem shares in your account(s) from such Fund to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the applicable Fund.

Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to its efficient management, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

A Fund’s shares may not be qualified or registered for sale in all states. Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. You should inquire as to whether shares of a Fund are available for offer and sale in your state of residence before sending money.

Minimum Investments

The minimum initial investment in each Fund is $5,000, and the minimum for each subsequent investment is $250.

The minimum initial investment for an Individual Retirement Account (an “IRA”) in each Fund is $2,500, and the minimum for each subsequent investment by an IRA is $100.

How to Open and Add To Your Account

You can invest in a Fund by mail, wire transfer, and through participating financial services professionals. You must first open an account with that Fund. After you have established your account, you may also make subsequent purchases by telephone. You may also invest in a Fund through an automatic payment plan. Any questions you may have can be answered by calling the Funds, toll free, at 1-877-490-2583.

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Purchasing Shares By Mail

To purchase shares by mail, simply complete the Account Application included with this Prospectus, include the name of the Fund in which you intend to invest, make a check payable to the applicable Fund, and mail the form and check to:

via U.S. mail to:

The Blue Fund Group
c/o BISYS Fund Services Ohio, Inc.
PO Box 182056
Columbus, OH 43218-2056

or by overnight courier service to:

The Blue Fund Group
c/o BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

To make subsequent purchases, use the investment slip attached to your account statement or include the Fund name, amount to be invested, account name and account number on a piece of paper and mail it with your check to the address above.

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at the applicable Fund’s NAV calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

Purchasing Shares by Wire Transfer

To make an initial purchase of shares by wire transfer, take the following steps:

1.	Call 1-877-490-2583 to inform us that a wire is being sent.

2.	Obtain an account number from the Transfer Agent.

3.	Fill out, fax (614-428-3390), then mail the Account Application to the Transfer Agent.

4.	Ask your bank to wire funds in accordance with the wire instructions you receive from the Transfer Agent.

Include your name(s), address, and taxpayer identification number or Social Security number on the wire. The wire should state that you are opening a new account and for which Fund.

To make subsequent purchases by wire, ask your bank to wire the applicable Fund using the instructions received from the Transfer Agent, and be sure to include your account number and the name of the Fund on the wire transfer instructions. Please note that your bank may charge a fee for each such wire.

If you purchase shares of a Fund by wire, you must complete and file an Account Application form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Account Application form included with this prospectus, or call the Transfer Agent and they will send you an application. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending money by wire, including any charges that your bank may make for these services.

14

Automatic Investment Plan

You may purchase shares of the Funds through an Automatic Investment Plan. The plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in a Fund’s shares. You can take advantage of the plan by filling out the Automatic Investment Plan section of the Account Application included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House (“ACH”) member for automatic withdrawals under the plan. The Funds may alter, modify, amend or terminate the plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Transfer Agent at 1-877-490-2583.

Telephone Purchases

In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share NAV determined at the close of business on the day that the Transfer Agent receives payment through the ACH. Call the Transfer Agent at 1-877-490-2583 for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, a Fund may revise or eliminate the ability to purchase shares of such Fund by phone, or may charge a fee for such service, although neither Fund currently expects to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Funds will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Funds shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Funds and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses. However, if the applicable Fund and/or the Transfer Agent fail to follow such procedures, it/they may be liable for such losses.

Miscellaneous Purchase Information

The Funds reserve the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check, or money order drawn on a U.S. bank, savings & loan, or credit union and reference the applicable Fund. The Transfer Agent will charge a $10.00 fee against your account, in addition to any loss sustained by the applicable Fund, for any payment check returned to the custodian for insufficient funds.

If you place an order for shares of a Fund through a securities broker, and you place your order in with that broker in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent in accordance with applicable transmission regulations or contractual restrictions. The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers and dealers may, in turn, designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders received in such manner will be priced at such Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the

15

shareholder’s social security number or other taxpayer identification number, the company will be required to withhold a percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, which includes mutual funds, to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account with the funds, we will ask for your name, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information. If you fail to provide us with requested information, we may be unable to open your account, or may have to close your recently opened account, or restrict activity in your account until the requested information is provided.

Selling (Redeeming) Your Shares

You may sell (redeem) your shares at any time. You may request the sale of your shares by mail, by telephone, by wire or through automatic withdrawals.

By Mail

Redemption requests should reference the applicable Fund and be mailed via U.S. mail to:

The Blue Fund Group
c/o BISYS Fund Services Ohio, Inc.
PO Box 182056
Columbus, OH 43218-2056

or by overnight courier service to:

The Blue Fund Group
c/o BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

The selling price of the shares being redeemed will be the applicable Fund’s per share NAV next calculated after receipt of all required documents in “Good Order”. “Good Order” means that the request must include:

1.	Your account number;

2.	The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.	The signatures of all account owners exactly as they are registered on the account;

4.	Any required medallion signature guarantees; and

5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. Neither Fund has reserved the right to redeem in kind. Please note that any requests for redemption from an IRA must be made in writing.

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Medallion Signature Guarantees

A medallion signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(i)	if you change the ownership on your account;

(ii)	when you want the redemption proceeds sent to a different address than is registered on the account;

(iii)	if the proceeds are to be made payable to someone other than the account’s owner(s);

(iv)	any redemption transmitted by federal wire transfer to your bank if the banking instructions for wire transfers has been changed; and

(v)	if a change of address request has been received by the Company or Transfer Agent within 15 days previous to the request for redemption.

In addition, medallion signature guarantees are required for all redemptions of $25,000 or more in a Fund’s shares from a single shareholder account. A redemption will not be processed until the medallion signature guarantee, if required, is received in “Good Order”.

Medallion signature guarantees are designed to protect both you and the Funds from fraud. To obtain a medallion signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide medallion signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions and be accompanied by the words “Medallion Signature Guarantee.”

By Telephone

You may redeem your shares in a Fund by calling the Transfer Agent at 1-877-490-2583 if you elected to use telephone redemption on your Account Application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the applicable Fund or the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that, with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

If you purchase your shares by check and then redeem your shares before your check has cleared, the applicable Fund may hold your redemption proceeds until your check clears, or for 15 days, whichever comes first.

By Wire

You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian may charge a fee (currently $10) for outgoing wires.

Automatic Withdrawals

You may receive automatic payments from your account on a monthly or quarterly basis. In order to be eligible for automatic withdrawals, you must complete the Automatic Withdrawal portion of the Account Application, provide a voided personal check and have an account maintained with an ACH.

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Your account must have a value of $5,000 or more to start withdrawals. The minimum withdrawal is $100.

By Mail

Additionally, if you choose to have your redemption proceeds mailed to you and either the United States Postal Service is unable to deliver the redemption check to you or the check remains outstanding for at least six months, each Fund reserves the right to reinvest the check in shares of such Fund at its then-current net asset value until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Redemption At The Option Of A Fund

If the value of the shares in your account with a Fund falls to less than $5,000, the Fund may notify you that, unless your account is increased to an amount exceeding that minimum, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have 30 days after notice to bring your account up to the appropriate minimum before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below the minimum requirement as the result of market action. Each Fund reserves this right because of the expense to the Funds of maintaining very small accounts.

Dividends and Distributions

Dividends paid by a Fund are derived from that Fund’s net investment income. The Funds intend to distribute net investment income at least annually. A Fund’s net investment income is made up of dividends received from the stocks and other securities (if any) it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

Each Fund realizes capital gains when it sells a security for more than it paid for it. A Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) generally once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund in which you are invested. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent at the address shown above.

If you choose to have dividends or capital gain distributions, or both, mailed to you and either the United States Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, each Fund reserves the right to reinvest the check and future distributions in shares of such Fund at its then-current net asset value until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Frequent Trading Policies

Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other shareholders of such Funds by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Funds’ Board of Trustees discourages frequent purchases and redemptions of the Funds’ shares by:

o Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that a Fund believes might engage in frequent purchases and redemptions of the Fund’s shares; this includes purchase orders sent through an omnibus account.

The Funds Do Not Accommodate Frequent Purchases and Sales of Fund Shares

The right to reject an order applies to any order, including an order placed by a financial services organization. Although each Fund has taken steps to discourage frequent purchases and redemptions of its shares, it cannot guarantee that such trading will not occur.

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TAX CONSIDERATIONS

The following is a general summary of the federal income tax consequences for the Funds and shareholders who are (i) individuals who are U.S. citizens or residents or (ii) domestic corporations. You should consult your own tax advisor about the tax consequences of investment in a Fund in light of your particular tax situation. You should also consult your own tax advisor about consequences under foreign, state, local or other applicable tax laws.

The Trust is organized as a Massachusetts business trust and will file an election to be taxed as a corporation for federal income tax purposes. Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code. By so qualifying, the Funds will not pay federal income tax on their respective capital gains and net investment income currently distributed to their respective shareholders. To qualify as a regulated investment company, each Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities and must file an election to be taxed as a RIC. Each Fund must also distribute substantially all of such income to its shareholders at least annually.

Each Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of such Fund’s portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the applicable Fund unless the shareholder has requested in writing to have them paid in cash.

Dividends from investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. “Qualified divided income” distributed by a Fund is taxable as long-term capital gain, under current law. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in a Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of a Fund. For corporations investing in the Funds, a portion of these dividends may qualify for the dividends-received deduction, provided that certain holding period requirements are met.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Funds may be required to withhold federal income tax at a rate which is currently 28% (backup withholding) from your dividend, capital gain, and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the applicable Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of such Fund’s shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

A sale or redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

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Distribution Fees

The Trust has adopted a distribution and services plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund (each, a “12b-1 Plan”). A Fund’s 12b-1 Plan provides for monthly payments to investment dealers or other persons providing services to such Fund, in the form of fees or reimbursements, as compensation for services provided and expenses incurred for purposes of promoting the sale of shares of such Fund, reducing redemptions of shares, or maintaining or improving services provided to shareholders by investment dealers and other persons. Because these fees are paid out of a Fund’s assets on an on-going basis over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under each 12b-1 Plan, the Funds compensates the Investment Adviser or others for distribution and services expenses at a maximum annual rate of 0.25% (of which, the full amount may be service fees), payable on a monthly basis, of each Fund’s average daily net assets.

FINANCIAL HIGHLIGHTS

Financial information is not provided because, as of the date of this prospectus, the Funds have not commenced operations.

MISCELLANEOUS INFORMATION

The Funds will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

In reports, other communications to investors, or advertising material, a Fund may describe general economic and market conditions affecting such Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. Each Fund may also, from time to time, compare its performance to the one or more appropriate indices, including the S&P 500® (for The Blue Large Cap Fund) or the Russell 2000® (for The Blue Small Cap Fund).

According to the law of Massachusetts under which the Trust is organized, and the Declaration of Trust and by-laws of The Blue Fund Group, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Trust will not hold regular annual shareholder meetings unless required to do so under the Act. Shareholders of a Fund do have the right to call a meeting of shareholders of the Trust for the purpose of voting to remove directors. The Trust will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under Section 16(c) of the Investment Company Act of 1940, as amended.

The names “The Blue Large Cap Fund,” “The Blue Small Cap Fund,” “Blue Large Cap Index” and “Blue Small Cap Index” are trademarks and trade names of the Investment Adviser and are used by the Trust with the Investment Adviser’s permission. The Trust may use such names indefinitely so long as the Investment Adviser is employed by the Trust. However, the Investment Adviser may withdraw permission to use such names at any time if it ceases to provide services to the Trust and/or a Fund.

FOR MORE INFORMATION

Additional information about the Funds’ investments will be available in the Funds’ annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affect the Funds’ performance during the preceding fiscal year. Once the Funds’ website is operational, the Funds will make their annual and semiannual reports available without charge, upon request, on the website. The Funds’ website is not yet operational.

Additional information about the Funds is available in the Funds’ Statement of Additional Information (SAI). The

20

SAI contains more detailed information on all aspects of the Funds. A current SAI, dated August 23, 2006, has been filed with the SEC and is incorporated by reference into (is legally a part of) this prospectus.

To receive information concerning the Funds, or to request a copy of the SAI or other documents relating to the Funds, please contact the Funds by calling toll free at 1-877-490-2583 or:

via U.S. mail to:

The Blue Fund Group
c/o BISYS Fund Services Ohio, Inc.
PO Box 182056
Columbus, OH 43218-2056

or by overnight courier service to:

The Blue Fund Group
c/o BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

A copy of your requested document(s) will be sent to you within three days of your request.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Information about the Funds is also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Trust’s Investment Company Act File No. is:

811-21908

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A registration statement relating to shares of The Blue Large Cap Fund and The Blue Small Cap Fund has been filed with the Securities and Exchange Commission, but has not yet become effective. The information in this Statement of Additional Information ("SAI") is not complete and may be changed. Shares of The Blue Large Cap Fund and The Blue Small Cap Fund may not be sold until the registration statement is effective. This SAI is not an offer to sell shares of either Fund and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

THE BLUE FUND GROUP

THE BLUE LARGE CAP FUND
THE BLUE SMALL CAP FUND

STATEMENT OF ADDITIONAL INFORMATION

Dated August 23, 2006

The Blue Fund Group
c/o BISYS Fund Services Ohio, Inc.
PO Box 182056
Columbus, OH 43218-2056

Telephone: 1-877-490-2583

This Statement of Additional Information is not a prospectus. It is intended to supplement and should be read in conjunction with the Prospectus of The Blue Fund Group (the “Prospectus”), dated August 23, 2006. You may obtain a copy of the Prospectus, free of charge, by writing to The Blue Fund Group, LLC, c/o BISYS Fund Services Ohio, Inc., PO Box 182056, Columbus, OH 43218-2056; by calling the Trust at 1-877-490-2583.

TABLE OF CONTENTS

FUND HISTORY	1

THE FUNDS, THEIR INVESTMENTS AND RISKS	1

CERTAIN PORTFOLIO SECURITIES	5

INVESTMENT TECHNIQUES	8

INVESTMENT RESTRICTIONS	9

DISCLOSURE OF PORTFOLIO HOLDINGS	11

MANAGEMENT OF THE FUND	11

DISTRIBUTION PLAN	18

OTHER FUND COSTS	18

TRUST’S CUSTODIAN	18

TRUST’S TRANSFER AGENT, ADMINISTRATOR AND FUND ACCOUNTANT	19

TRUST’S PRINCIPAL UNDERWRITER	20

TRUST’S INDEPENDENT ACCOUNTANTS	20

TRUST’S LEGAL COUNSEL	20

SHARES OF THE TRUST	21

PURCHASING AND REDEEMING SHARES	23

ADDITIONAL TAX INFORMATION	23

PORTFOLIO TRANSACTIONS	24

PERFORMANCE CALCULATIONS	25

FINANCIAL STATEMENTS	27

APPENDIX 1 - PROXY VOTING POLICY	32

APPENDIX 2 - PRIVACY POLICY	37

FUND HISTORY

The Blue Fund Group was formed on May 11, 2006 as a Massachusetts Business Trust (the “Trust”). The Blue Large Cap Fund and The Blue Small Cap Fund (each a “Fund” and together, the “Funds”) are currently the only series of the Trust. They were designated on August 15, 2006.

THE FUNDS, THEIR INVESTMENTS AND RISKS

The Blue Large Cap Fund

The Blue Large Cap Fund is a diversified, open-end, management investment company targeting Democratic consumers. The Blue Large Cap Fund invests in a diversified portfolio of the domestic equity securities of blue companies, selected in accordance with the Investment Adviser’s proprietary Blue Large Cap Index, a market-cap weighted portfolio of all companies in the Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) that both “act blue” and “give blue.”

Blue companies are those that both (1) engage in business practices consistent with what we define as progressive values, including environmental sustainability, responsible corporate governance, active community participation, avoidance of products that cause great social harm, including tobacco and firearms, fair treatment of employees, diversity in leadership and in the workplace and respect for human rights at home and abroad, and (2) give the majority of their political contributions to Democratic candidates. Political contributions here include those made by companies and by their top three senior executive officers, whether directly to candidates or through political action committees or Party organizations.

The Blue Large Cap Fund invests in blue companies in the S&P 500® in proportion to their weighting in the S&P 500®, subject to requirements regarding concentration of assets of diversified funds. The S&P 500® is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Companies included in the S&P 500® comprise over 70% of the total market value of all stocks traded in the United States. Each company’s stock is weighted by its market value relative to the total market value of all securities in the S&P 500®. At least 80% of the securities held by The Blue Large Cap Fund will be in companies with market capitalizations in excess of $5 billion. The Blue Large Cap Index is calculated and certified by Standard & Poor’s Index Solutions, an affiliate of Standard & Poor’s Rating Services.

Blue Investment Management, LLC is the Fund’s Investment Adviser. The Investment Adviser also operates a private investment fund, The Blue Fund, L.P., which invests in blue companies selected pursuant to the Blue Large Cap Index. The Investment Adviser also currently advises The Blue Small Cap Fund, although in the future it may advise other funds including those that may be additional series of The Blue Fund Group.

The S&P 500® is composed of 500 common stocks, most of which are traded on the New York Stock Exchange (“NYSE”), chosen by Standard & Poor’s Rating Services (“Standard and Poor’s”), a division of The McGraw-Hill Companies, Inc., to best capture the price performance of a large cross-section of the U.S. publicly traded stock market. The S&P 500® is structured to approximate the general distribution of industries in the U.S. economy. The inclusion of a stock in the S&P 500® does not imply that Standard and Poor’s believes the stock to be an attractive or appropriate investment. The 500 securities represent approximately 75% of the market value of all U.S. common stocks. Each stock in the S&P 500® is weighted by its value available in the public markets relative to the total market values of all the stocks in the S&P 500®. Component stocks included in the S&P 500® are chosen with the aim of achieving a distribution at the index level representative of the various components of the U.S. economy and therefore do not represent the 500 largest companies. As of July 31, 2006, the market capitalizations of companies in the S&P 500 Index ranged from $500 million to $410 billion.  Aggregate market value and trading activity are also considered in the selection process. A limited percentage of the S&P 500® may include foreign securities. “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500®” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor’s®, and Standard and Poor’s® makes no representation regarding the advisability of investing in the Fund. Standard & Poor’s® makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500® to track general stock market performance. To maintain liquidity, the Fund may invest up to 5% of its assets in U.S. Government securities, commercial paper, bank certificates of deposit, bank demand and time deposits, repurchase agreements, when-issued transactions and variable amount master demand notes. See “Certain Portfolio Securities” below.

The Blue Large Cap Index is a market-cap weighted portfolio of all companies in the S&P 500® that both “act blue” and “give blue.” These are companies that both (1) engage in business practices consistent with what we define as progressive values, including environmental sustainability, responsible corporate governance, active community participation, avoidance of products that cause great social harm, including tobacco and firearms, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad, and (2) ) give the majority of their political contributions to Democratic candidates. Political contributions here include those made by companies and by their top three senior executive officers, whether directly to candidates or through political action committees or Party organizations.

To evaluate whether a company in the S&P 500® “gives blue,” the research team at Blue Investment Management, LLC monitors all political contributions made to candidates and political action committees or Party organizations by the top three senior executives affiliated with the S&P 500® company and by the S&P 500® company itself to political action committees or Party organizations. Only those companies that have given, and whose top three senior executive officers have given, the majority of their political contributions to Democratic candidates and Democratic political action committees over the current and the preceding four election cycles are selected for the Blue Large Cap Index. The research team at Blue Investment Management, LLC, determines who are the top three senior executive officers at a company based in part on information supplied by Hoover’s, Inc. Blue Investment Management, LLC, is continually updating its database of political contributions, and refreshes the Blue Large Cap Index at least once per quarter. Additionally, the Investment Adviser confirms no less often than quarterly that there have been no changes in the senior executive officers of the companies included in the Blue Large Cap Index. Whenever the Investment Adviser becomes aware of a change in senior executive officers at a company included in the Blue Large Cap Index, the research team at Blue Investment Management, LLC researches the political contributions by any new officers and determines whether the company continues to “give blue.” The Investment Adviser also continually checks companies that are added to the S&P 500® to determine whether they should be added to the Blue Large Cap Index. Pursuant to the Investment Adviser’s arrangement with Standard & Poor’s Index Solutions, the Investment Adviser is notified whenever a company is added or dropped from the S&P 500®. The research team at the Investment Adviser then evaluates any newly-added companies and determines whether such company is a blue company and as such should be added to the Blue Large Cap Index. Companies that are dropped from the S&P 500® are removed from the Blue Index as quickly as possible, usually within one week of when the Investment Adviser is notified by Standard & Poor’s that the company is no longer included in the S&P 500®.

To determine whether a company in the S&P 500 ® that “gives blue” also “acts blue,” that is to say, whether its business practices are consistent with the above-listed core progressive values, Blue Investment Management, LLC has entered into a licensing agreement with KLD Research & Analytics, Inc. (“KLD”), an investment research firm that evaluates corporate business practices with respect to these and other ethical criteria. Pursuant to this arrangement, the Investment Adviser has access to certain screens created by KLD and chosen by the Investment Adviser to determine whether the company’s corporate behavior is consistent with core progressive values, including environmental sustainability, responsible corporate governance, active community participation, avoidance of products that cause great social harm, including tobacco and firearms, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad. Blue Investment Management, LLC also has access to the data underlying these screens. Using this data, Blue Investment Management, LLC has designed research-driven software that offers the Investment Adviser weekly updates on whether the companies in the Blue Index continue to behave in a way that is consistent with progressive values. All S&P 500® companies that both “act blue” and “give blue” are included in the Blue Large Cap Index.

Companies will fail the Investment Adviser’s social screen for the following eight reasons (each of which is defined in more detail in the following paragraph): (1) it has three or more KLD “Employee Relations Concerns”; (2) it has three or more KLD “Environment Concerns”; (3) it has three or more KLD “Human Rights Concerns”; (4) it has three or more KLD “Community Concerns”; (5) it has three or more KLD “Corporate Governance Concerns”; (6) it has three or more KLD “Diversity Concerns”; (7) it is a manufacturer of firearms, owns or is owned by a firearms company, or is a firearms retailer (must derive over 15% of revenues from firearms sales); or (8) it is a manufacturer or licenser of tobacco or products necessary for production of tobacco products, owns or is owned by a tobacco company, or is a major tobacco retailer (must derive over 15% of revenues from tobacco sales)

In evaluating “Employee Relations Concerns” Blue Investment Management, LLC has advised KLD to consider factors including union relations, employee health and safety, and employee retirement benefits. In evaluating “Environment Concerns” Blue Investment Management, LLC has advised KLD to consider factors including agricultural chemicals, climate change, hazardous waste, ozone depleting chemicals, regulatory problems, and substantial emissions. In evaluating “Human Rights Concerns” Blue Investment Management, LLC has advised KLD to consider factors including labor rights and relations with indigenous peoples. In evaluating “Community Concerns” Blue Investment Management, LLC has advised KLD to consider factors including investment controversies, negative economic impact on local communities, and tax disputes. In evaluating “Corporate Governance Concerns” Blue Investment Management, LLC has advised KLD to consider factors including compensation, ownership and related party transactions, political accountability, transparency, and accounting. In evaluating “Diversity Concerns” Blue Investment Management, LLC has advised KLD to consider factors including lack of representation. These screens my be modified or enhanced from time to time by the Investment Adviser.

The Blue Large Cap Index currently consists of approximately 75 companies out of the S&P 500® companies, of which over 80% have market capitalizations over $5 billion. The Fund normally invests at least 95% of its total assets in common stock of blue companies included in the S&P 500®.  By investing in these approximately 75 blue companies, The Blue Large Cap Fund currently invests broadly across the geographic regions of the United States and across sectors. The Blue Large Cap Fund is classified as a “diversified” company, and, as such, at least 75% of the value of its total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities as to which the securities of any one issuer cannot represent an amount greater in value than five per cent of the value of the total assets of The Blue Large Cap Fund or more than ten per cent of the outstanding voting securities of such issuer. Standard & Poor’s Index Solutions will adjust the weighting given to companies in the Blue Large Cap Index to ensure that The Blue Large Cap Fund continues to be qualified as a diversified company under these standards. Therefore, the relative weighting of companies included in the Blue Large Cap Index may not match exactly the relative weighting in the S&P 500®.

The Blue Small Cap Fund

The Blue Small Cap Fund is a diversified, open-end, management investment company targeting Democratic consumers. The Blue Small Cap Fund invests in a diversified portfolio of the domestic equity securities of blue companies, selected in accordance with the Investment Adviser’s proprietary Blue Small Cap Index, a market-cap weighted portfolio of all companies in the Russell 2000® Index that both “act blue” and “give blue.”

Blue companies are those that both (1) engage in business practices consistent with what we define as progressive values, including environmental sustainability, responsible corporate governance, active community participation, avoidance of products that cause great social harm, including tobacco and firearms, fair treatment of employees, diversity in leadership and in the workplace and respect for human rights at home and abroad, and (2) give the majority of their political contributions to Democratic candidates. Political contributions here include those made by companies and by their top three senior executive officers, whether directly to candidates or through political action committees or Party organizations.

The Blue Small Cap Fund invests in blue companies in the Russell 2000® in proportion to their weighting in the Russell 2000®, subject to requirements regarding concentration of assets of diversified funds. The Blue Small Cap Fund invests in blue companies in the Russell 2000® in proportion to their weighting in the Russell 2000®, subject to requirements regarding concentration of assets of diversified funds. The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. As of July 31, 2006, the market capitalizations of the companies in the Russell 2000® Index ranged from $95 million to $2.5 billion. The Russell 3000® Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of July 31, 2006, the Russell 3000® Index had a total market capitalization range of approximately $95 million to $410 billion.  The Blue Small Cap Index is calculated by Blue Investment Management, LLC.

Blue Investment Management, LLC is The Blue Small Cap Fund’s Investment Adviser. The Investment Adviser also operates The Blue Large Cap Fund and a private investment fund, The Blue Fund, L.P., which invests in blue companies selected pursuant to the Blue Large Cap Index. The Investment Adviser also currently advises The Blue Large Cap Fund, although in the future it may advise other funds including those that may be additional series of The Blue Fund Group.

The Blue Small Cap Index currently consists of approximately 450 companies out of the Russell 2000® companies. By investing in these approximately 450 blue companies, The Blue Small Cap Fund currently invests broadly across the geographic regions of the United States and across business sectors. The Blue Small Cap Fund is classified as a “diversified” company, and, as such, at least 75% of the value of its total assets must be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities as to which the securities of any one issuer cannot represent an amount greater in value than five per cent of the value of the total assets of the Fund or more than ten per cent of the outstanding voting securities of such issuer. Blue Investment Management, LLC will adjust the weighting given to companies in the Blue Small Cap Index to ensure that The Blue Small Cap Fund continues to be qualified as a diversified company under these standards. Therefore, the relative weighting of companies included in the Blue Small Cap Index may not match the relative weighting in the Russell 2000®. “Russell®,” “Russell 2000®”, “Russell 2000® Index,” “Russell 3000®”, and “Russell 3000® Index” are trademarks of The Frank Russell Company. The Blue Small Cap Fund normally invests at least 95% of its total assets in common stock of blue companies included in the Russell 2000®.  To maintain liquidity, The Blue Small Cap Fund may invest up to 5% of its assets in U.S. Government securities, commercial paper, bank certificates of deposit, bank demand and time deposits, repurchase agreements, when-issued transactions and variable amount master demand notes. See “Certain Portfolio Securities” below.

The Blue Small Cap Index is a market-cap weighted portfolio of all companies in the Russell 2000® Index that both “give blue” and “act blue.” These are companies that both (1) engage in business practices consistent with what we define as progressive values, including environmental sustainability, responsible corporate governance, active community participation, avoidance of products that cause great social harm, including tobacco and firearms, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad, and (2) give the majority of their political contributions to Democratic candidates. Political contributions here include those made by companies and by their top three senior executive officers, whether directly to candidates or through political action committees or Party organizations.

To evaluate whether a company in the Russell 2000® Index “gives blue,” the research team at Blue Investment Management, LLC monitors all political contributions made to candidates and political action committees or Party organizations by the top three senior executives affiliated with the Russell 2000® Index company and by the Russell 2000® company itself to political action committees or Party organizations. Only those companies that have given, and whose top three senior executive officers have given, the majority of their political contributions to Democratic candidates and Democratic political action committees over the current and the preceding four election cycles are selected for the Blue Small Cap Index. The research team at Blue Investment Management, LLC, determines who are the top three senior executive officers at a company based in part on information supplied by Hoover’s, Inc. Blue Investment Management, LLC, is continually updating its database of political contributions, and refreshes the Blue Small Cap Index at least once per quarter. Additionally, the Investment Adviser confirms no less often than quarterly that there have been no changes in the senior executive officers of the companies included in the Blue Small Cap Index. Whenever the Investment Adviser becomes aware of a change in senior executive officers at a company included in the Blue Small Cap Index, the research team at Blue Investment Management, LLC researches the political contributions by any new officers and determines whether the company continues to “give blue.” The Investment Adviser also continually checks companies that are added to the Russell 2000® Index to determine whether they should be added to the Blue Small Cap Index. Companies that are dropped from the Russell 2000® Index are removed from the Blue Small Cap Index as quickly as possible, usually within one week of when the Investment Adviser becomes aware that the company is no longer included in the Russell 2000® Index.

To determine whether a company in the Russell 2000® that “gives blue” also “acts blue,” that is to say, whether its business practices are consistent with the above-listed core progressive values, Blue Investment Management, LLC has entered into a licensing agreement with KLD, an investment research firm that evaluates corporate business practices with respect to these and other ethical criteria. Pursuant to this arrangement, the Investment Adviser has access to certain screens created by KLD and chosen by the Investment Adviser to determine whether the company’s corporate behavior is consistent with core progressive values, including environmental sustainability, responsible corporate governance, active community participation, avoidance of products that cause great social harm, including tobacco and firearms, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad. Blue Investment Management, LLC also has access to the data underlying these screens. Using this data, Blue Investment Management, LLC has designed research-driven software that offers the Investment Adviser weekly updates on whether the companies in the Blue Small Cap Index continue to behave in a way that is consistent with progressive values. All Russell 2000® companies that both “act blue” and “give blue” are included in the Blue Small Cap Index.

Companies will fail the Investment Adviser’s social screen for the following eight reasons (each of which is defined in more detail in the following paragraph): (1) it has three or more KLD “Employee Relations Concerns”; (2) it has three or more KLD “Environment Concerns”; (3) it has three or more KLD “Human Rights Concerns”; (4) it has three or more KLD “Community Concerns”; (5) it has three or more KLD “Corporate Governance Concerns”; (6) it has three or more KLD “Diversity Concerns”; (7) it is a manufacturer of firearms, owns or is owned by a firearms company, or is a firearms retailer (must derive over 15% of revenues from firearms sales); or (8) it is a manufacturer or licenser of tobacco or products necessary for production of tobacco products, owns or is owned by a tobacco company, or is a major tobacco retailer (must derive over 15% of revenues from tobacco sales).

In evaluating “Employee Relations Concerns” Blue Investment Management, LLC has advised KLD to consider factors including union relations, employee health and safety, and employee retirement benefits. In evaluating “Environment Concerns” Blue Investment Management, LLC has advised KLD to consider factors including agricultural chemicals, climate change, hazardous waste, ozone depleting chemicals, regulatory problems, and substantial emissions. In evaluating “Human Rights Concerns” Blue Investment Management, LLC has advised KLD to consider factors including labor rights and relations with indigenous peoples. In evaluating “Community Concerns” Blue Investment Management, LLC has advised KLD to consider factors including investment controversies, negative economic impact on local communities, and tax disputes. In evaluating “Corporate Governance Concerns” Blue Investment Management, LLC has advised KLD to consider factors including compensation, ownership and related party transactions, political accountability, transparency, and accounting. In evaluating “Diversity Concerns” Blue Investment Management, LLC has advised KLD to consider factors including lack of representation. These screens may be modified or enhanced from time to time by the Investment Adviser.

CERTAIN PORTFOLIO SECURITIES

The following information regarding the securities the Funds may purchase supplements and should be read in conjunction with the Funds’ Prospectus.

Government Obligations (All Funds)

The Funds may invest in a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

In addition to U.S. Treasury obligations, the Funds may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such Government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development, Small Business Administration and Fannie Mae). No assurance can be given that the U.S. Government will provide financial support to the agencies or instrumentalities described in (b), (c) and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

Repurchase Agreements (All Funds)

The Funds may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with such other brokers or dealers that meet the Funds’ credit guidelines. This technique offers a method of earning income on idle cash. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. A Fund’s resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time such Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than one year. A Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, including interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the Value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. Each Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the Fund’s credit guidelines.

Commercial Paper (All Funds)

The Funds may invest in commercial paper. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Funds will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by Standard & Poor’s®, Prime-1 by Moody’s and F1 by Fitch.

Bank Instruments (All Funds)

The Funds may purchase bankers’ acceptances, certificates of deposit, time deposits, and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Funds may also invest in Eurodollar bonds and notes, which are obligations that pay principal and interest in U.S. dollars held in banks outside the United States, primarily in Europe. All of these obligations are subject to somewhat different risks than are the obligations of domestic banks or issuers in the United States. See “Foreign Securities.”

Foreign Securities (All Funds)

The Funds may, to a limited extent, purchase securities of foreign issuers and may invest in foreign currencies and obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign currencies, securities and obligations presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments, the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of a Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the return on such securities. Foreign securities held by a Fund may trade on days that the Fund is not open for business, thus affecting the value of the Fund’s assets on days when the Fund’s shareholders may not be able to buy or sell shares of that Fund.

Illiquid Securities (All Funds)

Each Fund may invest up to 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Funds may invest in commercial obligations issued in reliance on the so-called “private placement”

exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (“Section 4(2) paper”). The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act (“Rule 144A securities”). Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Trust’s Board of Trustees (the “Board” or “Trustees” or “Board of Trustees”) or by the Manager pursuant to guidelines established by the Board of Trustees. The Board or the Manager will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from such Fund or other holders.

Real Estate Investment Trusts (All Funds)

The Funds may invest in REITs. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

Variable Amount Master Demand Notes (All Funds)

The Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed-upon formula. If an issuer of a variable amount master demand note were to default on its payment obligations, the Fund holding such note might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds will only invest in variable amount master demand notes issued by entities that the Investment Adviser considers creditworthy.

Investment Companies (All Funds)

The Funds may invest in securities issued by registered and unregistered investment companies, including exchange-

traded funds described below. Under the 1940 Act, each Fund’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations. Each Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund’s securities lending program, in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that a Fund’s aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See “Loans of Fund Securities.”

INVESTMENT TECHNIQUES

The following information regarding the investment techniques of the Funds supplements (as noted) and should be read in conjunction with the Funds’ Prospectus. A Fund might not use, or may not have the ability to use, any of these strategies and there can be no assurance that any strategy that is used will succeed.

When-Issued Securities and Delayed Delivery Transactions (All Funds)

New issues of U.S. Treasury and Government securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place approximately 7 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but such Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A Fund will segregate permissible assets at least equal at all times to the amount of the Fund’s when-issued and delayed-delivery purchase commitments.

Securities purchased on a when-issued basis and the securities held by a Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in such Fund’s NAV.

When payment for when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities, and/or although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

To secure advantageous prices or yields, the Funds may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by a Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Borrowing Money (All Funds)

Each Fund is permitted to borrow in an amount up to 33⅓% of the value of its total assets. Each Fund is authorized currently, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

Reverse Repurchase Agreements (All Funds)

A Fund may enter into reverse repurchase agreements to meet redemption requests where the liquidation of such Fund’s securities is deemed by the Manager to be disadvantageous. Under a reverse repurchase agreement, a Fund: (1) transfers possession of the Fund’s securities to a bank or broker-dealer in return for cash in an amount equal to a percentage of the securities’ market value; and (2) agrees to repurchase the securities at a future date by repaying the cash with interest. A Fund retains record ownership of the security involved including the right to receive interest and principal payments. Each Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowings by a Fund. Except for these transactions, borrowings by the Funds generally will be unsecured. These transactions may increase the risk of potential fluctuations in the market value of a Fund’s assets. In addition, interest costs on the cash received may exceed the return on the securities purchased.

INVESTMENT RESTRICTIONS

Fundamental. The following limitations have been adopted by each Fund. These fundamental investment limitations may not be changed, without the consent of (a) 67% or more of the shares present at a meeting of shareholders of the Fund duly called if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Neither Fund may:

1. Purchase any securities which would cause more than 25% of the value of such Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities, and state or municipal governments and their political subdivisions are not considered members of any industry.

2. Borrow money or issue senior securities as defined in the 1940 Act except that (a) each Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets at the time of such borrowings, and (b) each Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

3. Purchase, with respect to 75% of a Fund’s total assets, securities, of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of such Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

4. Make loans or lend securities, if as a result thereof more than one-third of the Fund’s total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in real estate business or invest or deal in real estate or interests therein).

6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the Fund’s investment program may be deemed an underwriting.

7. Purchase or sell commodities.

The Funds may, notwithstanding any other fundamental investment policy or limitation, invest all of their investable assets in securities of a single open-end management investment company with substantially the same investment objective, policies and limitations as the Fund.

Nonfundamental. Each Fund has adopted the following additional non-fundamental restrictions. These non-fundamental restrictions may be changed, without shareholder approval, in compliance with applicable law and regulatory policy.

1. Neither Fund shall sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

2. Neither Fund shall purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

3. Neither Fund shall purchase oil, gas or mineral leases.

4. Neither Fund will purchase or retain the securities of any issuer if the officers or Trustees of such Fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

5. Neither Fund will purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of such Fund’s investment in such securities would exceed 5% of the Fund’s total assets. For purposes of this limitation, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

6. Neither Fund will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act of 1933, as amended, provided that the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

7. Neither Fund may invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

8. Neither Fund shall purchase any security while borrowings representing more than 5% of the Fund’s total assets are outstanding.

9. Neither Fund will purchase warrants if at the time of such purchase: (a) more than 5% of the value of the Fund’s assets would be invested in warrants, or (b) more than 2% of the value of the Fund’s assets would be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this limitation, warrants acquired by the Fund in units or attached to securities will be deemed to have no value).

10. Neither Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that (a) this limitation shall not apply to standby commitments and (b) this limitation shall not apply to a Fund’s transactions in futures contracts and options.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Fundamental Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of a Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

If a Fund’s investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder’s then-current position and needs.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by a Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of such Fund or other persons.

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Public disclosure regarding the portfolio securities held by each Fund is made quarterly in the Funds’ Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”). These Official Reports are generally available within 60 days of the end of the Funds’ fiscal quarter. Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Funds.

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Public disclosure regarding the portfolio securities held by the Funds may also be made, other than in Official Reports, earlier than such Official Reports are available; provided, that disclosure of holdings or of transactions in portfolio securities by the Fund is made on the same basis to all Shareholders of such Fund.

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These policies relating to disclosure of a Fund’s holdings of portfolio securities do not prohibit: (i) disclosure of information to the Investment Adviser or to other service providers of the Funds, which are limited to the Funds’ administrator, distributor, custodian, legal counsel and auditors, printers or to brokers and dealers through which the Fund purchases and sells portfolio securities.

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The Chief Compliance Officer of a Fund (“CCO”) may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

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Neither the Investment Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Investment Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by a Fund.

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The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least once annually, the CCO shall provide the Board of Trustees with a written report as to the compliance with these policies. The Funds currently have no ongoing arrangements to make available information regarding the Funds’ portfolio securities to any person.

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The Board of Trustees has determined that each Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above including those where contractual obligations between a Fund and the party do not exist.

MANAGEMENT OF THE TRUST

Board of Trustees and Officers of the Trust

Pursuant to the Trust’s Agreement and Declaration of Trust, the Board of Trustees of the Trust supervises the affairs of the Trust and the Funds as conducted by the Investment Adviser. The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

Interested Trustees:

Name, Address, and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Joseph J. Andrew, 47 Sonnenschein, Nath & Rosenthal, LLP 1301 K Street, NW, Suite 600, East Tower Washington, D.C. 20005-3364	Trustee (1)	since inception of the Trust and until a successor is elected and qualified
Partner, Sonnenschein, Nath & Rosenthal LLP, September 2004-Present; Partner, McDermott Will & Emery LLP, February 2003- September 2004; Partner, Cadwalader, Wickersham & Taft LLP, May 2001-February 2003; Chairman, Democratic National Committee, February 1999- May 2001

None
(1) Mr. Andrew is a member of Blue Investment Management, LLC, Investment Adviser to the Funds.

Disinterested Trustees:

Name, Address, and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Rachel Kleinfeld, 30 Truman National Security Project One Massachusetts Avenue, NW, Suite 333 Washington, D.C. 20001	Trustee	since inception of Trust and until a successor is elected and qualified	Director, Truman National Security Project, October 2004-Present; Senior Consultant, Booz Allen Hamilton, September 2002-May 2003; Consultant, World Bank, June 2001-September 2002	None
Dmitri Mehlhorn, 34 1023 15th Street, NW, Suite 600 Washington, D.C. 20005	Trustee	since inception of Trust and until a successor is elected and qualified	Director, Gerson Lehrman Group, October 2003-Present; Counsel, Director of Strategy, O’Melveny & Myers, August 2001-September 2003	None
Paul S. Feinberg, 63 2 Milwin Gate Road Allenhurst, NJ 07711	Trustee	since July 17, 2006 and until a successor is elected and qualified	Executive Vice President and General Counsel, CitiStreet Associates LLC, July 1990- December 2005
CitiStreet Associates LLC,
CitiStreet
Equities LLC,
CitiStreet Financial Services LLC,
CitiStreet Funds Management LLC, and
CitiStreet Retirement Services LLC, each prior to January 2000 - September 2005

Principal Officers

Name, Address, and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel Adamson, 30 c/o Blue Investment Management, LLC 590 Madison Ave 21st Floor New York, NY 10022	Chief Executive Officer	since inception of Trust and until a successor is elected and qualified
Chief Executive Officer, Blue Investment Management, LLC - February 2006 through present; Consultant, McKinsey & Company - 3 years; Senior Associate, Trireme Partners - one year; University endowment  - one year

Aaron Masek, CPA, 32 c/o Bisys Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting and Financial Officer	since inception of Trust and until a successor is elected and qualified	Director, Fund Administration and Principal Financial Officer, BISYS Fund Services Ohio, Inc.
Eric Phipps, 35 c/o Bisys Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Chief Compliance Officer	since July 17, 2006 and until a successor is elected and qualified
Director - Compliance, BISYS Fund Services Ohio, Inc. - December 1995 through October 2004; Staff Accountant, Securities and Exchange Commission - October 2004 through May 2006; Vice President an Chief Compliance Officer; BISYS Fund Services Ohio, Inc. - June 2006 through present

Fund Governance

Although the day-to-day operations of the Funds are delegated to the Funds’ Investment Adviser, the Board of Trustees of the Trust has overall responsibility for the management and supervision of the Trust and the Funds. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust or the Funds, including the Funds’ administrator, custodian, transfer agent, principal underwriter and investment adviser.

The Trustees are elected to serve for an indefinite term.

Committees of the Board of Trustees

The Board of Trustees of the Trust has an Audit Committee and a Nominating Committee, each of which is comprised of all of the Disinterested Trustees. Currently, Ms. Kleinfeld and Messrs. Mehlhorn and Feinberg comprise the Audit and Nominating Committees. Mr. Feinberg is chair of the Audit Committee. The Nominating Committee, pursuant to a Nominating Committee Charter adopted by the Board, makes nominations for Independent Trustees of the Trust, reviews committee assignments, monitors the performance of the Funds’ legal counsel, and reviews and makes recommendations regarding Trustee compensation. The Nominating Committee does not have procedures for considering nominees recommended by shareholders. The Nominating Committee has met once. The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board, oversees the Trustee’s accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; ascertains the independence of the Trustee’s independent auditors; and acts as liaison between the Trust’s independent auditors and the full Board of Trustees. The Audit Committee has met three times.

Board Considerations in Approving the Investment Advisory Agreement

In approving the investment advisory agreement between the Trust and Blue Investment Management, LLC (the “Investment Adviser”), the Trustees considered a number of factors which they considered material to the Agreement. The Board concluded that the portfolio management and the investment research personnel of the Investment Adviser were knowledgeable about politics, were experienced professionals that would perform their functions in a capable manner and shared the political and social values that the Funds seek to promote. The Trustees considered the research and decision-making processes of the Investment Adviser and the portfolio management, the education, experience and number of advisory and research personnel, and the ability of the Investment Adviser to attract and retain capable research and advisory personnel. The Trustees examined the fees to be paid to the Investment Adviser and determined that the fees were reasonable in light of the services provided and the fees charged by other advisers to similar funds offering similar services. The Trustees noted that the Investment Adviser initially would serve as investment adviser only to the Funds and The Blue Fund, L.P., and was not planning to provide investment advisory services to other accounts.  The Trustees sought and received assurances from the Investment Adviser that excessive and improper fall-out benefits or ancillary benefits would not accrue to the Investment Adviser as a result of the Investment Adviser’s relationship with the Trust. The Trustees also received information adequate to assure them of the financial capabilities of the Investment Adviser and that it would have adequate access to the books, records and transactions of the Funds to properly perform its duties. The Trustees did not assign any relative value to the factors it considered. Instead, they considered all such factors, taken as a whole.

Disclosure of Security Ownership by Trustees

No Trustee (including his or her immediate family members) owns any securities in the Funds. Mr. Andrew has a pecuniary interest in the Investment Advisor, which owns between $10,001 and $50,000 in securities in each Fund. No Independent Trustee (including his/her immediate family members) owns any securities in the Investment Adviser, the Principal Underwriter or a related entity.

Trustee Compensation

Interested Trustees and officers of the Funds are not compensated by the Funds. Each Trustee who is not an “interested person” of the Trust may receive compensation for their services to the Trust in the amount of $5,000 per quarter. Because these are new Funds, the Trust has not yet paid any compensation to its independent Trustees. The amounts included in the table below are estimated for the current fiscal year, through December 2006. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

(1)	(2)	(3)	(4)	(5)
Name of Person, Position	Estimated Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds Paid to Directors
Rachel Kleinfeld	$15,000	0	0	$15,000
Dmitri Mehlhorn	$15,000	0	0	$15,000
Paul Feinberg	$10,000	0	0	$10,000

Codes of Ethics

The Board of Trustees of the Trust has approved Codes of Ethics (the "Codes") for the Trust, Investment Adviser and Principal Underwriter. The Codes govern the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to a Fund. The Board is responsible for overseeing the implementation of the Trust’s Code. Copies of each Code have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The Codes are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of the Codes can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. A copy will also be sent to you, free of charge, at your request by writing to the Trust at c/o BISYS Fund Services Ohio, Inc., PO Box 182056, Columbus, OH 43218-2056, or calling toll free at 1-877-490-2583.

The Investment Adviser

Information on the Funds’ Investment Adviser, Blue Investment Management, LLC, 590 Madison Avenue, 21st Floor, New York, NY 10022 (the "Investment Adviser"), is set forth in the Prospectus. This section contains additional information concerning the Investment Adviser and the Advisory Agreement between the Investment Adviser and the Trust.

The Advisory Agreement became effective on [Date of Effectiveness] and continues until terminated (a) by either the Investment Adviser or the Trust by not more than sixty days’ written notice or (b) if not specifically approved at least annually by (i) a majority of the trustees or a majority of the shareholders or (ii) a majority of the disinterested Trustees, the Advisory Agreement will terminate upon the expiration of one year from the effective date of the last such continuance or the second anniversary of the contract execution, whichever is later. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its investment advisory services to The Blue Large Cap Fund, such Fund pays to the Investment Adviser a fee, computed daily and paid monthly, equal to the annual rate of 1.00% of the average daily net assets of The Blue Large Cap Fund. The Investment Adviser has agreed in a separate Fee Waiver and Expense Limitation Agreement to waive a portion of its fee for the first five years of operation of The Blue Large Cap Fund to the extent necessary to cap overall expenses of such Fund at 1.50%.

For its investment advisory services to The Blue Small Cap Fund, such Fund pays to the Investment Adviser a fee, computed daily and paid monthly, equal to the annual rate of 1.25% of the average daily net assets of The Blue Small Cap Fund. The Investment Adviser has agreed in a separate Fee Waiver and Expense Limitation Agreement to waive a portion of its fee for the first five years of operation of The Blue Small Cap Fund to the extent necessary to cap overall expenses of such Fund at 1.75%.

After five years, each agreement renews for successive one year terms unless the Investment Adviser gives six months’ notice to the Trust.

The Investment Adviser is permitted to be reimbursed for payments of operational expenses made by the Investment Adviser on behalf of the Trust, but not expressly assumed by the Trust. Any such reimbursement will be reviewed and approved by the Board of Trustees. Each Fund must pay its current ordinary operating expenses before the Investment Adviser is entitled to any reimbursement of expenses. Any reimbursement must be made within three years of the month the initial waiver or reimbursement took place.

The Investment Adviser may, in its sole discretion, determine from time to time what securities and other investments will be purchased, retained or sold by a Fund in accordance with such Fund’s investment objective, policies and restrictions as such are set forth in the Prospectus from time to time. The Investment Adviser will provide, through its own efforts, the services under the Advisory Agreement. The Investment Adviser further agrees that it:

(a) will conform its activities to all applicable rules and regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other federal and state agencies which may now or in the future have jurisdiction over its activities;

(b) will place orders pursuant to good faith investment determinations for the Funds either directly with the respective issuers or with appropriate brokers and dealers. In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Investment Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Investment Adviser’s evaluation of the broker-dealer’s efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer’s spread, the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and the research and other services provided by the broker-dealer. Consistent with this obligation, when the Investment Adviser believes two or more brokers or dealers are comparable in price and execution, the Investment Adviser may prefer: (I) brokers and dealers who provide a Fund with research advice and other services, (II) brokers who are affiliated with the Trust or Investment Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to the Investment Adviser in principal transactions, and (III) brokers and dealers that promote or sell a Fund’s shares so long as such placements are made pursuant to directed brokerage policies approved by the Board of Trustees designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts; and

(c) will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Funds.

The Investment Adviser is controlled by Daniel Adamson, who owns more than 25% of the voting securities of the Investment Adviser. Mr. Adamson is therefore deemed to beneficially own the securities of the Funds held by the Investment Adviser. The Investment Adviser owns between $10,001 and $50,000 in securities of each Fund.

Other Accounts Managed

Neither the Investment Adviser nor the Portfolio Manager is currently responsible for the day-to-day management of any other accounts, other than The Blue Fund, L.P., a private fund also utilizing the Blue Large Cap Index. The Investment Adviser and the Portfolio Manager may in the future provide day-to-day management to other series of The Blue Fund Group or to unaffiliated funds.

Other Investment Management Activities of the Investment Adviser

Each Fund is subject to a number of potential conflicts of interest. The Investment Adviser (or its affiliates) may in the future provide investment management services to other entities, including other funds that are series of The Blue Fund Group. The Investment Adviser and its affiliates may give advice and recommend securities to other managed accounts or investment funds which may differ from advice given to, or securities recommended or bought for, the Funds, even though their investment objectives may be the same or similar.

The Investment Adviser and its members, managers, officers and employees will devote as much of their time to the activities of the Funds as the Investment Adviser deems necessary and appropriate. By the terms of the Investment Advisory Agreement, the Investment Adviser and its members, managers, officers, employees, affiliates and associates may, for its or his own account, engage or possess interests in and conduct any business ventures, independently or with others, including without limitation, the ownership, operation and management of other securities ventures and/or companies and other investment related activities whether or not directly or indirectly competitive with the Funds. These activities could be viewed as creating a conflict of interest in that the time and effort of the members, managers, officers and employees of the Investment Adviser will not be devoted exclusively to the business of the Funds, but will be allocated between the business of the Funds and the management of the monies of other advisees of the Investment Adviser. Neither the Funds nor the Funds’ Shareholders shall have any right in and to such independent ventures or the profits derived therefrom.

Portfolio Manager

Compensation

The Portfolio Manager’s compensation was determined by a majority vote of the Founding Members (Joseph Andrew, Daniel Adamson and Erez Kalir) of the Investment Adviser (with Mr. Adamson abstaining from voting). The Founding Members will review the Portfolio Manager’s compensation annually. In determining the Portfolio Manager’s compensation, the Founding Members considered the Portfolio Manager’s experience with progressive politics, his education and experience and the compensation that would be sufficient to induce the Portfolio Manager to leave his prior position and accept the position with the Investment Adviser. The Founding Members believe that the Portfolio Manager’s compensation is competitive with the compensation paid to managers of similar socially responsible funds.  The Portfolio Manager receives a base salary and is eligible to receive a bonus at the discretion of the Founding Members. The parameters of such a bonus have not yet been set but would be set by the Founding Members of the Investment Adviser based on the performance of the Portfolio Manager and the Funds. The Portfolio Manager currently owns between $10,001 and $50,000 in equity securities of companies owned by the Funds.

Other Accounts Managed

As of June 30, 2006, the Portfolio Manager is responsible for the day-to-day management of The Blue Fund, L.P., a private fund also utilizing the Blue Large Cap Index and having the same investment strategy as The Blue Large Cap Fund. As of June 30, 2006, The Blue Fund, L.P. had assets under management of approximately $700,000.  The Portfolio Manager may in the future provide day-to-day management to other series of The Blue Fund Group or to unaffiliated funds. The Portfolio Manager will make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the Portfolio Manager believes are applicable to that account. Consequently, the Portfolio Manager may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. The Portfolio Manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for such Fund, both of which have the potential to adversely affect the price paid or received by such Fund or the size of the security position obtainable for the Fund. The Investment Adviser has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

Control Persons and Shareholders Owning in Excess of 5% of a Fund’s Shares

The Investment Adviser has purchased 5,000 shares of each Fund in order to qualify the Funds for public offering in accordance with law, and is therefore deemed to control each Fund. As a controlling shareholder of the Funds, the Investment Adviser has the voting power to individually elect trustees and approve various material contracts, policies and procedures relating to the Trust. No other person is known by the Funds to own beneficially 5% or more of a Fund’s outstanding equity securities.

Other than as stated below, the Funds’ officers and trustees do not own any of the Funds’ outstanding equity securities. The Portfolio Manager beneficially owns between $50,001 and $100,000 in securities of the Funds.

DISTRIBUTION PLAN

As stated in the Prospectus, each Fund has adopted a distribution and services plan with respect to shares of such Fund (a “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act which permits a Fund to pay for expenses incurred in connection with the distribution and promotion of its shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with a Fund or the Investment Adviser. Each 12b-1 Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the average daily net assets of the applicable Fund. Un-reimbursed expenses will not be carried over from year to year. The Investment Adviser will likely use payments received under the Plans to compensate the Funds’ principal underwriter and other third parties for their services to the Funds.

The continuance of a 12b-1 Plan must be specifically approved at least annually by a vote of the Trust’s Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in each Plan (the “Independent Trustees”) at a meeting called for the purpose of voting on such continuance. Each 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund. In the event the 12b-1 Plan of a Fund is terminated in accordance with its terms, such Fund will not be required to make any payments for expenses incurred after the termination date. A 12b-1 Plan may not be amended to increase materially the amount to be spent under the 12b-1 Plan without the approval of the shareholders of that particular Fund. All material amendments to a 12b-1 Plan must be approved by a vote of the Trust’s Board of Trustees and by a vote of the Independent Trustees.

In approving each 12b-1 Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the 12b-1 Plan will benefit the applicable Fund and its shareholders. The Board of Trustees believes that expenditure of a Fund’s assets for distribution expenses under a 12b-1 Plan should assist in the growth of such Fund which will benefit the Fund and its shareholders through increased economies of scale and less chance of disruption of planned investment strategies. A 12b-1 Plan will be renewed only if the Trustees make a similar determination for each subsequent year of such Plan. There can be no assurance that the benefits anticipated from the expenditure of a Fund’s assets for distribution will be realized. While a 12b-1 Plan is in effect, all amounts spent by a Fund pursuant to such Plan and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review.

OTHER COSTS OF THE FUNDS

The Funds and/or the Investment Adviser may enter into arrangements to compensate certain financial service organizations for providing recordkeeping, sub-accounting and other shareholder and administrative services, as well as distribution-related services. The Investment Adviser may use the fees it receives from a Fund’s Rule 12b-1 Plan to pay for these arrangements. The Investment Adviser may also use other of its assets to help pay for distribution activities on behalf of the Funds.

INFORMATION ABOUT THE
TRUST’S CUSTODIAN

The Bank of New York (the "Custodian") serves as custodian of the cash and securities of the Funds. The Custodian holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Trust. The Custodian is the registered owner of securities in book-entry form belonging to the Funds. Upon instruction, the Custodian receives and delivers cash and securities of a Fund in connection with such Fund’s transactions and collects all dividends and other distributions made with respect to the Fund’s portfolio securities. The Custodian does not exercise any supervisory function over management of the Funds, the purchase and sale of securities, or the payment of distributions to shareholders. For services to the Trust, the Trust pays the Custodian a monthly fee based on the daily average gross assets of the Funds. The fee is subject to a monthly minimum amount of One Thousand Five Hundred Dollars ($1,500) for each Fund. In addition, the Trust pays the Custodian fees in connection with the Funds’ transactions completed by the Custodian, as well as reimbursing the Custodian for expenses incurred by the Custodian. Such fees are in addition to the monthly fee. Each Fund is charged by the Trust for its pro rata portion of the amount of the monthly fees and any additional fees and expenses.

BISYS Fund Services, Inc. (“BFI”) serves as non-bank trustee/custodian to IRA Accounts offered by the Trust. In this capacity, BFI processes purchases and redemptions for holders of IRA Accounts, processes dividends and capital gain distributions, provides notification of distribution requirements, maintains account holder records, prepares periodic reports and filings and responds to written or telephonic inquires from account holders. BFI is an affiliate of BISYS Fund Services Ohio, Inc., the Trust’s Transfer Agent and Administrator. BISYS Fund Services Ohio, Inc. is compensated for the services provided by BFI pursuant to the Master Services Agreement described below under “Information about the Trust’s Transfer Agent, Administrator and Fund Accountant.”

INFORMATION ABOUT THE
TRUST’S TRANSFER AGENT, ADMINISTRATOR AND FUND ACCOUNTANT

BISYS Fund Services Ohio, Inc. (“BISYS”), serves as the Trust’s transfer, dividend paying, and shareholder servicing agent and, subject to the supervision of the Board of Trustees, provides transfer agency services pursuant to a Master Services Agreement with the Trust (in such capacity, the “Transfer Agent”). The Transfer Agent processes shareholder purchase and redemption orders, sets up account information, including address, dividend option, taxpayer identification numbers and wire instructions, issues confirmations in compliance with Rule 10b-10 under the Securities and Exchange Act of 1934, as amended, issues periodic statements for shareholders, processes transfers and exchanges, processes dividend payments, including the purchase of new shares, through dividend reimbursement and performs other shareholder servicing functions. BISYS also performs certain administrative tasks for the Funds (in such capacity, the “Trust Administrator”), including conducting relations with custodians, depositories, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and others. The Trust Administrator supervises all aspects of the operations of the Funds except those reserved by the Funds’ Investment Adviser under its advisory agreement with the Trust. The Trust Administrator is responsible for:

1. Calculating contractual expenses of the Funds and making and controlling all disbursements for the Funds, subject to review and approval of an officer of the Funds or other authorized person, including administration of trustee or vendor fees and compensation on behalf of the Trust, as appropriate;

2. Preparing and coordinating the annual and semi-annual reports to the shareholders of the Funds;

3. Monitoring each Fund’s regulatory compliance, including monitoring portfolio compliance, monitoring legislative and regulatory developments pertinent to the Funds, preparing reports to, and filings with, the Securities and Exchange Commission and state Blue Sky authorities, and assisting in the performance of quarterly testing to establish the Funds’ qualification as a regulated investment company for tax purposes; and

4. Maintaining each Fund’s financial records.

In addition, BISYS provides certain accounting services to the Funds (in such capacity, the “Fund Accountant”). The Fund Accountant is responsible for:

1. Maintaining the books and records of the Funds pursuant to Rule 31a-1 under the 1940 Act, including journals containing itemized daily records of all purchases and sales of securities, all receipts and disbursements of cash and all other debits and credits, and general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received;

2. Allocating income and expense and calculating the net asset value per share of each class of shares offered by the Funds, and reviewing and confirming the daily calculations of the net asset values and dividend factors prior to release;

3. Calculating each Fund’s net income, capital gains, dividend payables, dividend factors, periodic yields and weighted average portfolio maturity;

4. Providing reports and coordinating with the independent auditor in connection with the Funds’ annual audit; and

5. Providing monthly unaudited financial statements and accounting information in connection with federal and state tax returns, annual and semi-annual shareholder reports, and regulatory filings with the Securities Exchange Commission.

BISYS also provides certain compliance services to the Trust pursuant to a Compliance Services Agreement. Pursuant to this Compliance Services Agreement, BISYS assists the Trust in creating, implementing and maintaining written compliance policies and procedures reasonably designed to prevent the Trust from violating the provisions of the Federal securities laws, as required under Rule 38a-1 of the 1940 Act. Also pursuant to this Agreement, BISYS agrees to provide an individual acceptable to the Board of Trustees to serve as Chief Compliance Officer for the Funds. For its compliance services, the Trust pays BISYS an annual fee for the first year equal to $65,000, plus reimbursement for actual out-of-pocket expenses reasonably incurred in providing services to the Trust. This fee increases by $10,000 per year for years two and three of the agreement. Each Fund will be charged by the Trust for one-half of the amount of the annual fees and any additional fees and expenses.

For services to the Trust, the Trust pays an annual fee to the Transfer Agent based on the number of shareholder accounts, the number of different securities offered by the Funds and the number of Funds. In addition, the Trust pays an annual fee, paid monthly, based on the aggregate net assets of the Funds, as determined by valuations made as of the close of each business day of the month, to each of the Trust Administrator and the Accountant. The annual fee owed to the Trust Administrator by The Blue Large Cap Fund is subject to an annual minimum amount equal to Forty-Five Thousand Dollars ($45,000). The annual fee owed to the Trust Administrator by The Blue Small Cap Fund is subject to an annual minimum amount equal to Thirty-Five Thousand Dollars ($35,000). The annual fee owed to the Accountant by The Blue Large Cap Fund is subject to an annual minimum amount of Thirty-Seven Thousand Five Hundred Dollars ($37,500). The annual fee owed to the Accountant by The Blue Small Cap Fund is subject to an annual minimum amount equal to Thirty-Two Thousand Five Hundred Dollars ($32,500). The Trust is obligated to pay to BISYS, on account of services rendered as the Transfer Agent, the Trust Administrator and the Accountant, an aggregate annual fee of at least One Hundred Sixty-Five Thousand Dollars ($165,000). The annual fee does not include fees payable under the Compliance Services Agreement or reimbursable expenses incurred by BISYS or fees for special services that may be necessary during each year.

INFORMATION ABOUT THE
TRUST’S PRINCIPAL UNDERWRITER

BISYS Fund Services Limited Partnership (the “Underwriter”), acts as the principal underwriter and distributor of the Funds’ shares pursuant to a written agreement with the Trust. The Underwriter solicits applications for the purchase of shares of the Funds and may assist investors in transmitting applications to the Funds or their agents as part of the Funds’ continuous offering of their respective shares. The agreement with the Underwriter may be terminated by either party upon 60 days’ prior written notice to the other party.  For providing underwriting services to the Funds, the Underwriter is paid an annual fee, paid monthly, based on the aggregate net assets of the Funds. The minimum annual amount of such fee is Twenty-Five Thousand Dollars ($25,000). The Underwriter may retain certain underwriting concessions from the sale of shares of the Funds. Each Fund will be allocated its pro rata portion of such fees and expenses based on its relative net assets. The Underwriter’s principal address is 100 Summer Street, Boston, Massachusetts 02110.

INFORMATION ABOUT THE
TRUST’S INDEPENDENT ACCOUNTANTS

Cohen Fund Audit Services, Ltd., 800 Westpoint Pkwy, Suite 1100, Westlake, Ohio 44145 has been chosen to serve as the Trust’s independent auditors and to perform an audit of the Trust’s initial financial statements and the Funds’ financial statements for the fiscal year ending December 31, 2006.

INFORMATION ABOUT THE
TRUST’S LEGAL COUNSEL

Day, Berry and Howard LLP, Boston, Massachusetts and Stamford, Connecticut has passed on certain matters relating to the Trust and serves as legal counsel to the Trust.

SHARES OF THE TRUST

The Trust is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust dated May 11, 2006, as amended by that certain Amendment No. 1 to Agreement and Declaration of Trust, dated August 15, 2006 (together, the “Declaration of Trust”). The Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts. The fiscal year for the Trust ends on December 31. The Trust operates as an open-end management investment company. The Declaration of Trust authorizes the Board of Trustees, without shareholder approval, to divide Trust shares into various series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the issuance of an unlimited number of series and classes of shares. The Trust does not issue share certificates. The Trust has established “The Blue Large Cap Fund” and “The Blue Small Cap Fund” as separate series of the Trust.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. The Declaration of Trust further provides that the Trustees may also terminate any series thereof, upon written notice to the shareholders.

Each share of a Fund represents an equal proportionate interest in such Fund. Shares are freely transferable and are entitled to dividends as declared by the Trustees. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders. Shareholders of the Trust will vote by series or class, except as otherwise required by the 1940 Act. When the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular series or class, only the Shareholders of that series or class shall be entitled to vote on such matter. Matters affecting an individual series include, but are not limited to, the investment objectives, policies and restrictions of that Series. Shares have no subscription, preemptive or conversion rights. Each share is entitled to one vote (and fractional shares are entitled to proportionate fractional votes) on all matters submitted for a vote, and shares have equal voting rights except that only shares of a particular series are entitled to vote on matters affecting only that series. Shares do not have cumulative voting rights.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, or (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders. Further, upon written request by the holders of at least 10% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). In addition, shareholders of the Trust holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders holding a majority of the outstanding shares of the Trust may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new or existing series or sub-series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote because it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet the obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which it shall been finally adjudicated that such person is liable to the Trust by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Privacy Policy

The Board of Trustees of the Trust has approved a privacy policy governing the types of information that may be disclosed about your account and the parties to whom, and the conditions under which, such disclosures may be made. Protecting your personal information is a priority for the Trust and the Trust’s privacy policy has been designed to support this objective. A Fund may collect non-public personal information from you in the following ways:

•	From information provided by you on applications or other forms submitted to the Fund or to the Transfer Agent;

•	From information arising from your investment in the Fund and the subsequent transaction history; and

•	From third parties.

The Trust requires its service providers to utilize electronic, procedural, and physical controls in keeping with industry standards and procedures to guard nonpublic personal information. The Trust also requires its service providers to maintain policies and procedures designed to assure that only appropriate access to, and use of such information.

The Trust does not disclose any non-public personal information about you, except as permitted or required by law. For example, the Trust has entered into arrangements with the Investment Adviser and Trust Administrator to provide investment advisory, administrative, and other services, and the Funds may disclose information about you or information that you have provided to a Fund or the Investment Adviser in connection with the Investment Adviser’s  and Trust Administrator's responsibilities to the Funds. A copy of the Trust’s Privacy Policy will be delivered to you along with confirmation of your initial investment in a Fund and at least annually thereafter. A copy will also be sent to you, free of charge, at your request by writing to the Trust c/o BISYS Fund Services Ohio, Inc., PO Box 182056, Columbus, OH 43218-2056, or calling toll free at 1-877-490-2583. A copy of the Trust's Privacy Policy is also attached to this SAI as Appendix 2.

Proxy Voting Procedures

Subject to the Board of Trustees’ continuing oversight, the Board of Trustees of the Trust has delegated to the Investment Adviser the authority to vote proxies of shares held in the Funds’ portfolios. The Investment Adviser has engaged the firm of JMR Financial to manage proxy voting for the Funds. The Investment Adviser has approved proxy voting procedures for the Funds. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. Records of the Funds’ proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Copies of the proxy voting procedures have been filed with the Securities and Exchange Commission, which may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Copies of the procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of the procedures and the Funds’ proxy voting record can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. A copy will also be sent to you, free of charge, at your request by writing to the Trust c/o BISYS Fund Services Ohio, Inc., PO Box 182056, Columbus, OH 43218-2056, or calling toll free at 1-877-490-2583. A copy of the Trust’s Proxy Voting Procedures is also attached to this SAI as Appendix 1.

ADDITIONAL INFORMATION ABOUT
PURCHASING AND REDEEMING SHARES

Purchases and redemptions of a Fund’s shares will be made at that Fund’s net asset value (NAV). A Fund’s NAV is determined on days on which the New York Stock Exchange (NYSE) is open for trading. For purposes of computing the NAV of a share of a Fund, securities traded on security exchanges or in the over-the-counter market in which transaction prices are reported are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available (and any other assets) are valued at a fair market value as determined in good faith by the Investment Adviser, subject to the review and supervision of the Board. The price per share for a purchase order or redemption request is the NAV next determined after receipt of the order.

In general, securities for which market quotations are not readily available include an security that is deemed “illiquid”, such as restricted securities that are not eligible for resale pursuant to Rule 144A, repurchase agreements or time deposits maturing in more than seven days, as well as other thinly traded securities, or securities whose primary trading market does not open for an entire trading day, securities whose value has been materially affected by a significant event, securities whose trading has been suspended, whose price has become stale, or for which there is no currently available accurate price. The Funds will use fair value pricing with respect to foreign securities when the closing price of such security on the foreign exchange or other principal market on which it is traded is not an accurate representation of value due to events that have occurred after the closing of the primary exchange and prior to the time of the NAV calculations. An example of such an event is a movement in the U.S. equity markets. Fair value pricing involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security and this could negatively affect the Fund’s NAV.

Each Fund is open for business on each day that the NYSE is open. A Fund’s share price or NAV is normally determined as of 4:00 p.m., Eastern Time. A Fund’s share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and then dividing the result by the total number of shares outstanding on that day. A Fund’s liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Funds do not charge sales or redemption fees, the NAV is the offering price for shares of a Fund.

ADDITIONAL TAX INFORMATION

Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a RIC, a Fund must, among other qualifications, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If a Fund qualifies as a RIC and distributes at least 90% of its net investment income, such Fund will not be subject to Federal income tax on the income so distributed. However, such Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Each Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund’s portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the applicable Fund unless the shareholder has requested in writing to have them paid by check.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder’s cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at a rate which is currently 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by a Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of such Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A portion of a Fund’s income may qualify for the dividends-received deduction available to corporate shareholders to the extent that such Fund’s income is derived from qualifying dividends. Because a Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from such Fund that qualifies for the deduction generally will be less than 100%. Each Fund will notify its corporate shareholders annually of the percentage of such Fund’s dividends that qualifies for the dividends-received deduction.

A portion of a Fund’s dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. Each Fund will send each of its shareholders a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

INFORMATION ABOUT
PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Funds are made by the Investment Adviser. Neither Fund has an internal trading desk facility and therefore each Fund will use outside brokers to place purchase and sale orders for portfolio securities. In placing purchase and sale orders for portfolio securities for the Funds, it is the policy of the Investment Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Investment Adviser’s evaluation of the broker-dealer’s efficiency in executing and clearing transactions, the rate of commission or the size of the broker-dealer’s spread, the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer, and the research and other services provided by the broker-dealer.

The Investment Adviser may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions. The Investment Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Investment Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Investment Adviser may feel that better prices are available from non principal market makers who are paid commissions directly.

The Investment Adviser may combine transaction orders placed on behalf of the Funds with orders placed on behalf of another advisory client, including a partnership or private account where principals and employees of the

Investment Adviser have an interest, for the purpose of obtaining a more favorable transaction price. If an aggregated trade is not completely filled, then the Investment Adviser allocates the trade among the Funds and its other advisory clients, as applicable, on a pro rata basis or such other allocation method that, in the opinion of the Investment Adviser, will result in fairness to all participants. Exemptions to trade allocation policies are permitted on a case-by-case basis when judged by the Investment Adviser to be fair and reasonable to the Funds and any other accounts involved. Since the Funds’ objectives will differ at times from those of other advisory clients and from each other, the Funds may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients.

Personal Trading by the Portfolio Managers and Other Insiders

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust and the Investment Adviser have adopted Codes of Ethics restricting personal securities trading by certain persons who are affiliated with the Trust and/or the Investment Adviser. These Codes are on public file and are available from the Securities and Exchange Commission. While the Codes permit personal transactions by these persons in securities held or to be acquired by the Funds, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

INFORMATION ABOUT
PERFORMANCE CALCULATIONS

From time to time a Fund may quote total return figures. “Total Return” for a period is the percentage change in value during the period of an investment in such Fund’s shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. “Average Annual Total Return” is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

Average Annual Total Return is computed as follows: P(1+T)^[n] = ERV

Where: P = a hypothetical initial investment of $1000
T = average annual total return
n = number of years
ERV = ending redeemable value of shares at the end of the period

From time to time a Fund may also quote “Average Annual Total Return (After Taxes on Distributions)” for specified time periods of 1, 5 and 10 year intervals.

Average Annual Total Return (After Taxes on Distributions) is computed as follows:

P(1+T)^[n] = ATV[D]

Where: P = a hypothetical initial investment of $1000
T = average annual total return (after taxes on distributions)
n = number of years
ATV[D] = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10 year period at the end of the 1-,
5-, or 10 year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

A Fund’s performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund’s performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The yield of a Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of such Fund, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. In particular, yield is determined according to the following formula:

Yield =2[(A - B/CD + 1)^6-1]

Where: A equals dividends and interest earned during the period; B equals expenses accrued for the period (net of reimbursements); C equals average daily number of shares outstanding during the period that were entitled to receive dividends; D equals the maximum offering price per share on the last day of the period.

In sales literature, a Fund’s performance may be compared with that of market indices and other mutual funds. In addition to the above computations, a Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

FINANCIAL STATEMENTS

[Cohen Fund Audit Services, Ltd. Letterhead]

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholder of The Blue Fund Group

We have audited the accompanying statements of assets and liabili-ties of The Blue Fund Group (the “Trust”) comprising The Blue Large Cap Fund and The Blue Small Cap Fund as of August 15, 2006. These financial statements are the responsi-bility of the Trust’s management. Our responsibility is to ex-press an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of assets and liabilities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of assets and liabilities. Our procedures included confirmation of cash as of August 15, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of The Blue Large Cap Fund and The Blue Small Cap Fund constituting The Blue Fund Group as of August 15, 2006, in conformity with accounting princi-ples generally accepted in the United States of America.

/s/ Cohen Fund Audit Services

Cohen Fund Audit Services, Ltd.
(f.k.a. Cohen McCurdy, Ltd.)
Westlake, Ohio
August 22, 2006

THE BLUE FUND GROUP
Statements of Assets and Liabilities
As of August 15, 2006

	The Blue	The Blue
	Large Cap	Small Cap
	Fund	Fund
Assets:
Cash	$50,000	$50,000
Deferred Offering Expense	34,908	34,908
Total Assets	84,908	84,908

Liabilities:
Accrued Offering Expense	$34,908	$34,908
Total Liabilities	34,908	34,908

Net Assets:	$50,000	$50,000

Shares Outstanding (no par value, unlimited shares authorized):	5,000	5,000

Net Asset Value, Offering Price and Redemption Price per share:	$10.00	$10.00

See notes to statements of assets and liabilities

THE BLUE FUND GROUP
Notes to Statements of Assets and Liabilities
August 15, 2006

1.     Organization

The Blue Fund Group (the “Trust”) was organized as a Massachusetts business trust under the laws of the State of Massachusetts on May 11, 2006. The Trust is a diversified, open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value. The Trust currently offers shares of two series, each with its own investment strategy and risk/reward profile: The Blue Large Cap Fund (“Large Cap”) and The Blue Small Cap Fund (“Small Cap”), (individually a “Fund”, collectively the “Funds”).

The Funds have had no operations other than those actions relating to organizational matters. As of August 15, 2006, all outstanding shares of the Funds are owned by Blue Investment Management, LLC.

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with vendors and others that provide general indemnification. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

2.    Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Expenses: Expenses directly attributable to a Fund are charged to the Fund, while expenses attributable to more than one series of the Trust are allocated among the respective series based on relative net assets or another appropriate basis.

Organization and Offering Expenses: All costs incurred by the Trust in connection with the organization of the Funds, principally professional fees and printing, were paid on behalf of the Trust by Blue Investment Management, LLC and will not be borne by the Funds.

Costs incurred in connection with the offering and initial registration of the Trust have been deferred and will be amortized on a straight-line basis over the first twelve months after commencement of operations.

Federal Income Taxes: It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3.    Investment Advisory Fee and Other Transactions with Affiliates

Investment Adviser: Blue Investment Management, LLC (the “Investment Adviser”) serves as the investment adviser to each Fund. Under the terms of the investment advisory agreement, the Investment Adviser is entitled to receive fees computed daily and paid monthly at an annual rate of 1.00% and 1.25% of average net assets for the Large Cap and Small Cap Funds, respectively.

Under the terms of a fee waiver and expense limitation agreement, the Investment Adviser has contractually agreed to limit the expenses to the extent that the Funds total annual operating expenses (not including brokerage commissions, hedging transaction fees, and other investment related costs, extraordinary, non-recurring and certain other unusual expenses such as litigation expenses and other extraordinary legal expenses, securities lending fees and expenses and transfer taxes) exceed 1.50% and 1.75% for the Large Cap and Small Cap Funds, respectively. The Investment Adviser is entitled to recoup amounts previously waived or reimbursed within 3 years of the month the initial waiver or reimbursement took place provided that by recouping payments the Investment Adviser does not force the Funds to exceed their current expense limitation agreements.

Administrator: BISYS Fund Services Ohio, Inc. (the "Administrator" or “BISYS”), a wholly owned subsidiary of The BISYS Group, Inc., serves as administrator of the Trust. The Trust and the Administrator have entered into a Master Services Agreement, under which the Administrator provides the Trust with administrative services, including day-to-day administration of matters necessary to each Fund's operations, maintenance of records and the books of the Trust, preparation of reports and assistance with compliance monitoring of the Funds' activities. Under the terms of the Master Services Agreement, the Administrator is entitled to receive an annual asset-based fee for administration and fund accounting of 13 basis points (0.13%) on the first $250 million in aggregate net assets of all Funds; 10 basis points (0.10%) of aggregate net assets of all Funds from over $250 million to $500 million; 7.5 basis points (0.075%) of aggregate net assets of all Funds in excess of $500 million. The annual asset-based fee is subject to an annual minimum equal to $82,500 for the first Fund plus $67,500 for the second Fund and $82,500 for each Fund in excess of two Funds. Under the Master Services Agreement, BISYS also serves as transfer agent and dividend disbursing agent to the Funds. BISYS is entitled to receive an annual per-account fee for such services that is applied to each shareholder account on BISYS' transfer agency system, subject to an annual minimum of $17,000 per class. For providing Administration, Fund Accounting and Transfer Agency fees to the Trust, BISYS is entitled to an annual minimum fee of $165,000.

Certain officers of the Trust are affiliated with the Administrator. With the exception of the Chief Compliance Officer (as noted below), none of these individuals receives a fee from the Trust for serving as an officer.

Chief Compliance Officer: BISYS also provides certain compliance services to the Trust pursuant to a Compliance Services Agreement. For its services, BISYS receives an annual fee for the first year of $65,000, plus reimbursement for actual out-of-pocket expenses incurred while providing services to the Trust. This fee increases by $10,000 per year for years two and three of this agreement.

Distributor: The Trust has retained BISYS Fund Services Limited Partnership (the “Distributor”), a wholly-owned subsidiary of The BISYS Group, Inc. and an affiliate of the Administrator, to serve as principal underwriter for the shares of the Funds, pursuant to a Distribution Agreement between the Distributor and the Adviser. To the extent not paid pursuant to the Distribution Plan described below, fees for such distribution services are paid to the Distributor by the Adviser.

Distribution Plan: Each Fund has adopted a Distribution Plan, pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). Pursuant to the Distribution Plan, each Fund will pay up to 0.25% of its average daily net assets to pay for distribution related expenses. The Distribution Plan provides that the Funds pay the Distributor and other organizations for distributing such classes of shares, for advertising and marketing and for providing certain services to shareholders of the respective class of shares.

APPENDIX 1

PROXY VOTING POLICY
OF
THE BLUE FUND GROUP

PREFACE

The Blue Fund Group (the “Trust”) is registered with the Securities and Exchange Commission ( the "Commission”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

The Trust’s affairs are generally managed by its Board of Trustees (the “Board”). The Board has delegated to the Investment Adviser the responsibility for voting all proxies related to securities held in the Fund’s investment portfolio. The Investment Adviser, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the “Policy”) to reflect its commitment to vote all proxies in a manner consistent with the best interests of the Trust’s shareholders. The Board or the Investment Adviser as its designated agent, consistent with their duty of care, will monitor corporate actions for those securities issuers who have called upon their shareholders to vote proxies or attend shareholder meetings for the purpose of voting upon issues. Consistent with its duty of loyalty, the Board or the Investment Adviser as its designated agent will, in all cases, vote such proxies in a manner designed to promote shareholders’ best interests.

KEY PROXY VOTING ISSUES

1. General Policies

All proxy solicitations shall be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought shall be considered in the context of the company under review and the various social and economic impacts such item may have on the Fund’s stated investment objectives. The Board or the Investment Adviser as its designated agent will give great weight to the views of the issuer’s management, and in most cases will vote in favor of management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on the Trust’s shareholder value or core progressive values as determined by the Board or the Investment Adviser as its designated agent. The Board or the Investment Adviser as its designated agent will engage in an independent analysis of the impact that the proposed action will have on shareholder values and will vote such items in accordance with their good faith conclusions as to the course of action that will best benefit the Trust’s shareholders and the Fund’s mission.

2. Boards of Directors

Electing directors is one of the most important rights of stock ownership that company shareholders can exercise. The Trust believes that directors should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, the Board or the Investment Adviser as its designated agent will vote in favor of director nominees that have expressed and/or demonstrated a commitment to the interest of the company’s shareholders. The Board or the Investment Adviser as its designated agent will consider the following factors in deciding how to vote proxies relating to director elections:

In re-electing incumbent directors, the long-term performance of the company relative to its peers shall be the key factor in whether the Board or the Investment Adviser as its designated agent votes to re-elect the director(s). The Board or the Investment Adviser as its designated agent will not vote to re-elect a director if the company has had consistently poor performance relative to its peers in the industry, unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company’s performance.

•
Whether the slate of director nominees promotes a majority of independent directors on the full board - The Board and the Investment Adviser believe that it is in the best interest of all company shareholders to have, as a majority, directors that are independent of management.

•	A director nominee’s attendance at less than 75% of required meetings - frequent non-attendance at board meetings will be grounds for voting against re-election.

•
Existence of any prior SEC violations and/or other criminal offenses - The Board will not vote in favor of a director nominee who, to the Board or the Investment Adviser as its designated agent’s actual knowledge, is the subject of SEC or other criminal enforcement actions.

The Board believes that it is in the shareholders’ best interests to have knowledgeable and experienced directors serving on a company’s board. To this end, the Board believes that companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote for director compensation proposals, the Board or the Investment Adviser as its designated agent will consider whether such proposals are reasonable in relation to the company’s performance and resources, and are designed to attract qualified personnel yet do not overburden the company or result in a “windfall” to the directors. The Board or the Investment Adviser as its designated agent will vote in favor of proposals that seek to impose reasonable limits on director compensation.

In all other issues that may arise relating to directors, The Board or the Investment Adviser as its designated agent will vote against any proposal that benefits directors at the expense of shareholders, and in favor of all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.

3. Corporate Governance

Corporate governance issues may include, but are not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a company, (iv) proposals regarding executive compensation, or (v) proposals regarding the independent auditors of the company. When called upon to vote on such items, the Board or the Investment Adviser as its designated agent shall consider, without limitation, the following factors:

i. Corporate Defenses. Although the Board or the Investment Adviser as its designated agent will review each proposal on a case-by-case basis, the Board or the Investment Adviser as its designated agent will generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. The Board or the Investment Adviser as its designated agent will only vote in favor of those proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

ii. Corporate Restructuring. These may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, the Board or the Investment Adviser as its designated agent will consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder values, (b) whether the company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

iii. Capital Structure. Proposals affecting the capital structure of a company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, the Board or the Investment Adviser as its designated agent will vote in favor of proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. The Board or the Investment Adviser as its designated agent will vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, such action may lead to a concentration of voting power in the hands of few insiders.

iv. Executive Compensation. The Board believes executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the company. Therefore, the Board or the Investment Adviser as its designated agent will vote in favor of proposals that provide challenging performance objectives to company executives and which serve to motivate executives to better performance. The Board or the Investment Adviser as its designated agent will vote against all proposals that offer unreasonable benefits to executives whose past performance has been less than satisfactory.

The Board or the Investment Adviser as its designated agent will vote against shareholder proposals that summarily restrict executive compensation without regard to the company’s performance, and in favor of shareholder proposals that seek additional disclosures on executive compensation.

v. Independent Auditors. The engagement, retention and termination of a company’s independent auditors must be approved by the company’s audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors’ fees. In reliance on the audit committee’s recommendation, the Board or the Investment Adviser as its designated agent generally will vote to ratify the employment or retention of a company’s independent auditors unless the Board or the Investment Adviser as its designated agent is aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the company’s financial position.

4. Shareholder Rights

State law provides shareholders of a company with various rights, including, but not limited to, cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, the Board or the Investment Adviser as its designated agent will carefully analyze all proposals relating to shareholder rights and will vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, the Board or the Investment Adviser as its designated agent will vote in favor of proposals that best represent the long-term financial interest of the applicable Fund’s shareholders.

5. Social and Environmental Issues

When called upon to vote on items relating to social and environmental issues, the Board or the Investment Adviser as its designated agent will consider the following factors:

•
Whether the proposal is consistent with the core progressive values, including environmental sustainability, responsible corporate governance, active community participation, avoidance of products that cause great social harm, including tobacco and firearms, fair treatment of employees, diversity in leadership and in the workplace, and respect for human rights at home and abroad;

•	The percentage of assets of the company that will be devoted to implementing the proposal;

•	Whether the issue is more properly dealt with through other means, such as through governmental action;

•	Whether the company has already dealt with the issue in some other appropriate way; and

•	What other blue companies have done in response to the issue.

The Board will support shareholder proposals that seek to create good corporate citizenship. The Board or the

Investment Adviser as its designated agent will evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the company to remain a blue company. The Board or the Investment Adviser as its designated agent will vote in favor of proposals that promote core progressive values as determined by the Board or the Investment Adviser as its designated agent.

PROXY VOTING PROCEDURES
OF
BLUE INVESTMENT MANAGEMENT, LLC

1. The Proxy Voting Officer

The Investment Adviser hereby designates the Chief Executive Officer as the person responsible for voting all proxies relating to securities held in the Funds’ accounts (the “Proxy Voting Officer”). The Proxy Voting Officer shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of a Fund’s shareholders to cast a particular vote in a manner that is contrary to this Policy, the Proxy Officer shall submit a request for a waiver to the Board stating the facts and reasons for the Proxy Voting Officer’s belief. The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Board.

In addition, if, in the Proxy Voting Officer’s reasonable belief, it is in the best interest of a Fund’s shareholders to abstain from voting on a particular proxy solicitation, the Proxy Voting Officer shall make a record summarizing the reasons for the Proxy Voting Officer’s belief and shall present such summary to the Board along with other reports required in Section 3 below.

2. Conflict of Interest Transactions

The Proxy Voting Officer shall submit to the Board all proxy solicitations that, in the Proxy Voting Officer’s reasonable belief, present a conflict between the interests of a Fund’s shareholders on one hand, and those of a Trustee, Officer, Investment Adviser, Principal Underwriter or any of its affiliated persons/entities (each, an “Affiliated Entity”). Conflict of interest transactions include, but are not limited to, situations where:

•	an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s);

•	an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

•	an Affiliated Entity has a personal or business relationship with a candidate for directorship; or

•	an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

In all such cases, the materials submitted to the Board shall include the name of the Affiliated Entity whose interests in the transaction are believed to be contrary to the interests of a Fund, a brief description of the conflict, and any other information in the Proxy Voting Officer’s possession that would to enable the Board to make an informed decision on the matter. The Proxy Voting Officer shall vote the proxy in accordance with the direction of the Board.

3. Report to the Board of Trustees

The Proxy Voting Officer shall compile and present to the Board an annual report of all proxy solicitations received by each Fund, including for each proxy solicitation, (i) the name of the issuer, (ii) the exchange ticker symbol for the security, (iii) the CUSIP number, (iv) the shareholder meeting date; (iv) a brief identification of the matter voted on, (v) whether the matter was proposed by the management or by a security holder; (vi) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (vii) how the vote was cast (i.e., for or against the proposal); (viii) whether the vote was cast for or against management; and (ix) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner. The report shall also include a summary of all transactions which, in the Proxy Voting Officer’s reasonable opinion, presented a potential conflict of interest, and a brief explanation of how each conflict was resolved.

4. Responding to A Fund’s Shareholders’ Request for Proxy Voting Disclosure

Consistent with this Policy, the Trust shall, not later than July 31 of each year, submit a complete record of its proxy voting record to be filed with the Securities and Exchange Commission for the twelve month period ending June 30th of such year on SEC Form N-PX. In addition, the Proxy Voting Officer shall make each Fund’s proxy voting record available to any shareholder of such Fund who may wish to review such record through the Fund's website. The Funds’ website shall notify shareholders of the Funds that the Funds’ proxy voting record and a copy of this Policy are available, without charge, to the shareholders by calling the Funds’ toll-free number as listed in its current prospectus. The Funds shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

5. Record Keeping

In connection with this Policy, the Proxy Voting Officer shall maintain a record of the following:

•	copies of all proxy solicitations received by the Funds, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;

•	a reconciliation of the proxy solicitations received and number of shares held by the Funds in the soliciting issuer;

•	the analysis undertaken to ensure that the vote cast is consistent with this Policy;

•	copies, if any, of any waiver request submitted to the Board along with the Board’s final determination relating thereto;

•	copies, if any, of all documents submitted to the Board relating to conflict of interest situations along with the Board’s final determinations relating thereto;

•	copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

•	copies of all votes cast;

•	copies of all quarterly summaries presented to the Board; and

•	copies of all shareholder requests for a Fund’s proxy voting record and responses thereto.

All records required to be maintained under this Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Trust pursuant to applicable rules and regulations promulgated under the 1940 Act.

APPENDIX 2

PRIVACY POLICY
OF
THE BLUE FUND GROUP
Commitment to Consumer Privacy

The Blue Fund Group is committed to handling consumer1  information responsibly.

We recognize and respect the privacy expectations of consumers and we believe the confidentiality and protection of consumer information is one of our fundamental responsibilities.

Collection and Disclosure of Consumer Information

The Blue Fund Group collects, retains and uses consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. We do not sell personal information about consumers to third parties for their independent use.

Consumer information collected by, or on behalf of The Blue Fund Group generally comes from the following sources:

•	Account applications, other required forms, written or electronic correspondence, or telephone contacts with shareholders or consumers inquiring about The Blue Fund Group;

•	Transaction history of a shareholder’s account; or

•	Third parties.

We may disclose the consumer information we collect to third parties who are not affiliated with The Blue Fund Group:

•	as permitted by law - for example with service providers who maintain or service shareholder accounts for The Blue Fund Group or to a shareholder’s broker/dealer;

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Consumer Information

We require service providers to The Blue Fund Group:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of The Blue Fund Group; and

•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of The Blue Fund Group.

1 The term “consumer” is limited in Regulation S-P, and is used in this policy to refer only to those who obtain a financial product or service from The Blue Fund Group for personal, family or household purposes. The term “consumer” includes “customers” as defined in Regulation S-P.

PART C

OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Articles of Incorporation -

Agreement & Declaration of Trust, dated May 11, 2006. *

Amendment No. 1 to Agreement and Declaration of Trust, dated August 15, 2006 - filed herewith as Exhibit 23A(2).

(b) By-Laws-- By-Laws of The Blue Fund Group, dated May 16, 2006.*

(c) Instruments Defining Rights of Security Holders-- Reference is made to the Trust’s Agreement & Declaration of Trust, as amended by that certain Amendment No 1 to Agreement and Declaration of Trust, - filed herewith as Exhibit 23A(2).

(d) Investment Advisory Contracts--

Management Agreement between Registrant & Blue Investment Management, LLC - filed herewith as Exhibit 23D(1).

Fee Waiver and Expense Limitation Agreement between Registrant & Blue Investment Management, LLC - filed herewith as Exhibit 23D(2).

(e) Underwriting Contracts - Distribution Agreement between Registrant and BISYS Fund Services Limited Partnership - filed herewith as Exhibit 23E.

(f) Bonus or Profit Sharing Contracts-- None

(g) Custodian Agreements-- Custody Agreement between Registrant and Bank of New York - filed herewith as Exhibit 23G.

(h) Other Material Contracts--

Master Services Agreement between Registrant and BISYS Fund Services Ohio, Inc. - filed herewith as Exhibit 23H(1).

Compliance Services Agreement between Registrant and BISYS Fund Services Ohio, Inc. - filed herewith as Exhibit 23(H)(2).

(i) Legal Opinion & Consent-- Legal Opinion of Day, Berry & Howard LLP -- filed herewith as Exhibit 23I.

(j) Other Opinions-- Consent of Independent Public Accountant - filed herewith as Exhibit 23J.

(k) Omitted Financial Statements-- not applicable.

(l) Initial Capital Agreements - filed herewith as Exhibit 23L.

(m) Rule 12b-1 Plan -

12b-1 Plan of The Blue Large Cap Fund filed herewith as Exhibit 23M(1).
12b-1 Plan of The Blue Small Cap Fund filed herewith as Exhibit 23M(2).

(n) Rule 18f-3 Plan-- None

(o) Reserved-- Not Applicable

(p) Codes Of Ethics--

Code of Ethics of The Blue Fund Group - filed herewith as Exhibit 23P(1).
Code of Ethics of Blue Investment Management, LLC, the Investment Adviser- filed herewith as Exhibit 23P(2).
Code of Ethics of BISYS Fund Services Limited Partnership, the Principal Underwriter.*

* Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File Nos. 811-21908 and 333-134979), filed with the Securities and Exchange Commission on June 13, 2006.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Trust.

ITEM 25. INDEMNIFICATION

(a) General. The Trust’s Agreement and Declaration of Trust and By-Laws provide that no Trustee or officer of the Trust shall be personally liable to the Trust or the holders of shares for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and each Trustee and officer shall be indemnified by the Trust; provided, however, that nothing herein contained shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

(b) Disabling Conduct. No Trustee or officer shall be protected against any liability to the Trust or its shareholders if such Trustee or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as Disabling Conduct).

(c) Expenses. Expenses, including counsel fees so incurred by any such Trustee (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Trustee to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under the Declaration of Trust, provided, however, that either (a) such Trustee shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Trustee will be found entitled to indemnification under this Declaration of Trust.

(d) Insurance. To the fullest extent permitted by law and the 1940 Act, the Trust may purchase and maintain insurance on behalf of any officer or Trustee of the Trust, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Trust would have the power to indemnify him or her against such liability.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

See the Prospectus, generally and the Statement of Additional Information section entitled “Trustees and Officers” for the activities and affiliations of the officers and directors of the Investment Adviser to the Registrant. Except as so provided, to the knowledge of Registrant, none of the directors or executive officers of the Investment Adviser is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

ITEM 27. PRINCIPAL UNDERWRITER

BISYS Fund Services Limited Partnership (the “Underwriter”), is underwriter and distributor for Registrant. As such, the Underwriter offers shares of the Funds only upon orders received therefor. The Funds continuously offer shares.

(a) Underwriter also serves as underwriter or distributor for the following investment companies which are not affiliated with Registrant:

Allianz Variable Insurance Products Fund of Funds Trust
Allianz Variable Insurance Products Trust
American Independence Funds Trust
American Performance Funds
The Bjurman, Barry Funds
The Coventry Group
Coventry Funds Trust
Excelsior Funds, Inc.
Excelsior Funds Trust
Excelsior Tax-Exempt Funds, Inc.
First Focus Funds, Inc.
The Hirtle Callaghan Trust
HSBC Advisor Funds Trust
HSBC Investor Funds
Legacy Funds Group
Pacific Capital Funds
STI Classic Funds
STI Classic Variable Trust
Vintage Mutual Funds, Inc.

(b) The Directors and Officers of BISYS are as follows:

Name and Address	Position with Underwriter
James L. Smith*	President and Director
Elliott Dobin*	Secretary
Brian K. Bey*	Vice President, Director and Chief Compliance Officer
James E. (Ed) Pike*	Financial and Operations Principal

* address c/o BISYS Fund Services Limited Partnership, 100 SUMMER ST. 15TH FLOOR, Boston, Massachusetts 02110.

(c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All account books and records not normally held by the Custodian to the Registrant, are held by the Registrant, in the offices of BISYS Fund Services Ohio, Inc., Fund Administrator and Transfer Agent to the Registrant, 3435 Stelzer Road, Columbus, Ohio 43219, or by the Investment Adviser to the Registrant, Blue Investment Management, LLC, 590 Madison Avenue, 21st floor, New York, NY 10022.

ITEM 29. MANAGEMENT SERVICES

The substantive provisions of the agreements between the Registrant and the Investment Adviser, Principal Underwriter and Transfer Agent, Custodian and Administrator are discussed in Part B hereof.

ITEM 30. UNDERTAKINGS

Registrant undertakes to comply with section 16(c) of the Investment Company Act of 1940. Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the latest annual report of each series of Registrant to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, hereunto duly authorized in New York, New York on the 23rd day of August, 2006.

The Blue Fund Group

/s/ Daniel de F. Adamson
------------------
By: Daniel de F. Adamson
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated by signing below, Paul S. Feinberg hereby constitutes Daniel Adamson his true and lawful attorney with full power to Daniel Adamson to sign for him and in his name and capacity listed below, any and all amendments to this Registration statement, hereby ratifying and confirming his signature as it may be signed by said attorney to any and all amendments.

/s/ Daniel Adamson Daniel Adamson	Principal Executive Officer	August 23, 2006
* Aaron Masek	Principal Financial Officer	August 23, 2006
* Dmitri Mehlhorn	Trustee	August 23, 2006
* Joseph J. Andrew	Trustee	August 23, 2006
* Rachel Kleinfeld	Trustee	August 23, 2006
/s/ Paul S. Feinberg Paul S. Feinberg	Trustee	August 23, 2006

* Daniel Adamson, by signing his name hereto, does hereby sign this document on behalf of each of the above-named trustees of The Blue Fund Group pursuant to the power of attorney duly executed by such persons.

/s/ Daniel Adamson, Attorney-in-fact

August 23, 2006

List of Exhibits Filed Herewith

23A(2)	Amendment No. 1 to Agreement and Declaration of Trust as amended August 15, 2006
23D(1)	Management Agreement between Registrant & Blue Investment Management, LLC
23D(2)	Fee Waiver and Expense Limitation Agreement between Registrant & Blue Investment Management, LLC
23E	Distribution Agreement between Registrant and BISYS Fund Services Limited Partnership
23G	Custody Agreement between Registrant and Bank of New York

23H(1)	Master Services Agreement between Registrant and BISYS Fund Services Ohio, Inc.
23H(2)	Compliance Services Agreement between Registrant and BISYS Fund Services Ohio, Inc.
23I	Legal Opinion of Day, Berry & Howard LLP
23J	Consent of Independent Public Accountant
23L	Initial Capital Agreement
23M(1)	12b-1 Plan of The Blue Large Cap Fund
23M(2)	12b-1 Plan of The Blue Small Cap Fund
23P(1)	Code of Ethics of The Blue Fund Group
23P(2)	Code of Ethics of Blue Investment Management LLC